Exhibit 10.10

Loan No. 523035:11, 523053:11

OPEN-END MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

Dated as of February 25, 2008

WU/LH 25 EXECUTIVE L.L.C., WU/LH 12 CASCADE L.L.C.,
WU/LH 269 LAMBERT L.L.C., WU/LH 470 BRIDGEPORT L.L.C.,
WU/LH 22 MARSH HILL L.L.C., WU/LH 15 EXECUTIVE L.L.C.
and WU/LH 950 BRIDGEPORT L.L.C.
(Mortgagor)

TO

JOHN HANCOCK LIFE INSURANCE COMPANY
(Mortgagee)

Loan Nos. 523035:11, 523053:11

LOCATION OF PROPERTY:
269 Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard
and 22 Marsh Hill Road in Orange, Connecticut,
950 Bridgeport Avenue in Milford, Connecticut
and 470 Bridgeport Avenue in Shelton, Connecticut

Record and Return To:
Edwards Angell Palmer & Dodge LLP
90 State House Square
Hartford, CT 06103
Attention: John B. D’Agostino, Esq.

THIS OPEN-END MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Mortgage”), made as of the 25th day of February, 2008, by WU/LH 25 EXECUTIVE L.L.C., ‘WU/LH 12 CASCADE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 470 BRIDGEPORT L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 15 EXECUTIVE L.L.C. and WU/LH 950 BRIDGEPORT L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (collectively, or individually, as the context may require, the “Mortgagor”), to and for the benefit of JOHN HANCOCK LIFE INSURANCE COMPANY, a Massachusetts corporation having its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (“Mortgagee”).

W I T N E S S E T H:

For the consideration of Ten Dollars and other good and valuable consideration received to its full satisfaction and to secure the payment of an indebtedness in the principal sum of TWENTY-ONE MILLION SEVEN HUNDRED SIXTY-FIVE THOUSAND AND 00/100 DOLLARS ($21,765,000.00), lawful money of the United States of America, to be paid with interest and all other sums and fees payable according to two certain mortgage notes, each dated the date hereof made by Mortgagor and others to Mortgagee, one Mortgage Note in the original principal amount of $9,765,000 and one Mortgage Note in the original principal amount of $12,000,000 (collectively, together with all extensions, renewals or modifications thereof, being hereinafter collectively called the “Note” or “Notes”; and the loan evidenced by the Note being hereinafter referred to as the “Loan”) and all indebtedness, obligations, liabilities and expenses due hereunder and under the Loan Agreement (as defined below) and any other documents evidencing or securing the indebtedness under the Note (the “Loan Documents”) (the indebtedness, interest, other sums, fees, obligations and all other sums due under the Note and/or hereunder and/or any other Loan Document being collectively called the “Indebtedness”), and to secure the performance of each and every covenant, term, condition and agreement of Mortgagor under the Note and the Loan Documents, as, for and in consideration of the further sum of One Dollar ($1.00) paid by Mortgagee at and before the execution hereof, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Mortgagor has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated and by these presents does mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign and hypothecate unto Mortgagee, with mortgage covenants, and hereby grants unto Mortgagee a security interest in the following property and rights, whether now owned or held or hereafter acquired (collectively, the “Mortgaged Property”):

GRANTING CLAUSE ONE

All right, title and interest in and to the real property or properties described on Exhibit A hereto (collectively, the “Land”).

GRANTING CLAUSE TWO

All additional lands, estates and development rights hereafter acquired by Mortgagor for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise, be expressly made subject to the lien thereof (collectively, the “Additional Land”).

GRANTING CLAUSE THREE

Any and all buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located on the Land or any part thereof (collectively, the “Improvements”; the Land, the Additional Land and the Improvements hereinafter collectively referred to as the “Real Property”).

GRANTING CLAUSE FOUR

All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, oil, gas and mineral rights, air rights and development rights, zoning rights, tax credits or benefits and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever in any way now or hereafter belonging, relating or pertaining to the Real Property or any part thereof and the reversion and reversions, remainder and remainders and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land or any part thereof to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both in law and in equity, of Mortgagor in, of and to the Real Property and every part and parcel thereof, with the appurtenances thereto.

GRANTING CLAUSE FIVE

All machinery, equipment, fixtures and other property of every kind and nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto and usable in connection with the present or future operation and occupancy of the Real Property and all building equipment, materials and supplies of any nature whatsoever owned by Mortgagor or in which Mortgagor has or shall have an interest (to the extent of such interest) now or hereafter located upon the Real Property or appurtenant thereto or usable in connection with the present or future operation and occupancy of the Real Property, including but not limited to all heating, ventilating, air conditioning, plumbing, lighting, communications and elevator machinery, equipment and fixtures (hereinafter collectively called the “Equipment”) and the right, title and interest of Mortgagor in and to any of the Equipment which may be subject to any security agreements (as defined in the Uniform Commercial Code of the State in which the Mortgaged Property is located (the “Uniform Commercial Code”)) superior, inferior or pari passu in lien to the lien of this Mortgage. In connection with Equipment which is leased to Mortgagor or which is subject to a lien or security interest which is superior to the lien of this Mortgage, this Mortgage shall also cover all right, title and interest of each Mortgagor in and to all deposits and the benefit of all payments now or hereafter made with respect to such Equipment.

GRANTING CLAUSE SIX

All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Real Property or any part thereof, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade or for any other injury to or decrease in the value of the Real Property.

GRANTING CLAUSE SEVEN

All leases and subleases (including, without limitation, all guarantees thereof and security therefor and other agreements affecting the use, enjoyment and/or occupancy of the Real Property or any part thereof, now or hereafter entered into (including any use or occupancy arrangements created pursuant to Section 365(h) of Title 11 of the United States Code (the “Bankruptcy Code”) or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property), together with any extension or renewal of the same (the “Leases”) and all income, rents, issues, profits, revenues and proceeds including, but not limited to, all oil and gas or other mineral royalties and bonuses from the Real Property (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings or any assignment for the benefit of creditors in respect of any tenant or occupant of any portion of the Real Property and all claims as a creditor in connection with any of the foregoing) (the “Rents”) and all proceeds from the sale, cancellation, surrender or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Indebtedness.

GRANTING CLAUSE EIGHT

All proceeds of and any unearned premiums on any insurance policies covering the Real Property or any part thereof including, without limitation, the right to receive and apply the proceeds of any insurance, judgments or settlements made in lieu thereof, for damage to the Real Property or any part thereof.

GRANTING CLAUSE NINE

All tax refunds, including interest thereon, tax credits and tax abatements and the right to receive or benefit from the same, which may be payable or available with respect to the Real Property.

GRANTING CLAUSE TEN

The right, in the name and on behalf of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Real Property or any part thereof and to commence any action or proceeding to protect the interest of Mortgagee in the Real Property or any part thereof.

GRANTING CLAUSE ELEVEN

All accounts receivable, utility or other deposits, intangibles, contract rights, interests, estates or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Real Property or any part thereof.

GRANTING CLAUSE TWELVE

All rights which Mortgagor now has or may hereafter acquire to be indemnified and/or held harmless from any liability, loss, damage, cost or expense (including, without limitation, attorneys’ fees and disbursements) relating to the Real Property or any part thereof.

GRANTING CLAUSE THIRTEEN

All plans and specifications, maps, surveys, studies, reports, contracts, subcontracts, service contracts, management contracts, franchise agreements and other agreements, franchises, trade names, trademarks, symbols, service marks, approvals, consents, permits, special permits, licenses and rights, whether governmental or otherwise, respecting the use, occupation, development, construction and/or operation of the Real Property or any part thereof or the activities conducted thereon or therein, or otherwise pertaining to the Real Property or any part thereof.

GRANTING CLAUSE FOURTEEN

All proceeds, products, offspring, rents and profits from any of the foregoing, including without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing.

WITH RESPECT to any portion of the Mortgaged Property which is not real estate under the laws of the State in which the Mortgaged Property is located, Mortgagor hereby grants, bargains, sells and conveys the same to Mortgagee for the purposes set forth hereunder and Mortgagee shall be vested with all rights, power and authority granted hereunder or by law to Mortgagee with respect thereto.

TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the use and benefit of Mortgagee and the successors and assigns of Mortgagee forever, to its and their proper use and behoof, together with all and singular the tenements, hereditaments, and appurtenances belonging or in anywise appertaining thereto, whether now owned or acquired hereafter, with the reversions, remainders, rents, issues, incomes and profits thereof, and all of the estate, right, title, interest and claim whatsoever which Mortgagor now has or which may hereafter acquire in and to the Mortgaged Property.

PROVIDED, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

AND ALSO, Mortgagor does for itself, its successors, and assigns, covenant with Mortgagee, its successors and assigns, that at and until the ensealing of these presents, it is well seized of the Mortgaged Property as a good indefeasible estate and it has good right to bargain, sell, and convey the same in manner and form as above written, and that the same are free from all encumbrances whatsoever, except the Permitted Encumbrances.

AND FURTHERMORE, Mortgagor does by these presents bind itself and its successors and assigns forever to WARRANT AND DEFEND the above granted and bargained Mortgaged Property to Mortgagee, its successors and assigns, against all claims and demands whatsoever, except as aforesaid.

AND PROVIDED, FURTHER, HOWEVER, these presents are upon the express condition, if Mortgagor shall well and truly pay to Mortgagee the Indebtedness at the time and in the manner provided in the Note and this Mortgage and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, Mortgagor represents and warrants to and covenants and agrees with Mortgagee as follows:

LOAN AGREEMENT

This Mortgage is being executed pursuant to the terms of the Loan Agreement of even date herewith, by and among WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C. (collectively, the “Borrower”) and Lender (as amended, modified, restated or supplemented from time to time, the “Loan Agreement”). Any capitalized terms used in this Mortgage and not otherwise defined herein shall have the meanings assigned in the Loan Agreement. Pursuant to the Loan Agreement, the Mortgagee has agreed to make three (3) separate loans to the Borrower, including the undersigned Mortgagor, one of which loans is the Loan. The Loan is cross-defaulted with both of the other loans and is cross-collateralized with one of the other loans by virtue of the Loan being secured, together with the other two (2) loans, by a first mortgage on certain real property located in the State of New Jersey.

One of the other loans in the aggregate principal amount of $32,585,000 (the “NJ Loan”) is secured by, among other things, a second mortgage on the Mortgaged Property which will be recorded after this Mortgage, and which is and will be junior and subordinate in priority to this Mortgage (the “Second Mortgage”). The third loan made pursuant to the Loan Agreement is in the aggregate principal amount of $50,650,000 (the “NY Loan”) and is secured by, among other things, a third mortgage on the Mortgaged Property which will be recorded after the Second Mortgage, and which is and will be junior and subordinate in priority to this Mortgage and the Second Mortgage (the “Third Mortgage”). The Loan and the NJ Loan are also secured by an assignment of leases and rents with respect to property in New York encumbered by a mortgage which secures the NY Loan, which assignment of leases is junior to said mortgage and other documents securing the NY Loan. References to the Loan Agreement herein relating to the “Loan” or “Loans” shall be deemed to refer to the Loan Agreement as it relates to the Loan, except as specifically provided otherwise. In certain circumstances where this Loan is assigned and transferred by the Lender, the Loan Agreement provides that a new loan agreement shall be entered into by the parties to this Loan.

GENERAL PROVISIONS

1.                                      Payment of Indebtedness and Incorporation of Covenants, Conditions and Agreements. Mortgagor shall pay the Indebtedness at the time and in the manner provided in the Note, this Mortgage and the other Loan Documents. All the covenants, conditions and agreements contained in the Note and the other Loan Documents are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein.

2.                                      Warranty of Title. Mortgagor has good and marketable title to the Mortgaged Property; Mortgagor has the right to mortgage, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge, lease, assign, hypothecate and grant a security interest in the Mortgaged Property; Mortgagor possesses an indefeasible fee estate in the Real Property; and Mortgagor owns the Mortgaged Property free and clear of all liens, encumbrances and charges whatsoever except those exceptions shown in the title insurance policy insuring the lien of this Mortgage (this Mortgage and the liens, encumbrances and charges shown as exceptions in such title policy, hereinafter collectively referred to as the “Permitted Encumbrances”). Mortgagor shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Mortgage and shall forever warrant and defend the same to Mortgagee against the claims of all persons whomsoever.

3.                                      Condemnation. Mortgagor shall promptly give Mortgagee written notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Mortgagee copies of any and all papers served in connection with such proceedings. Following the occurrence of a condemnation, Mortgagor, regardless of whether an award is available, shall promptly proceed to restore, repair, replace or rebuild the Improvements to the extent practicable to be of at least equal value and of substantially the same character as prior to such condemnation, all to be effected in accordance with applicable law. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Mortgagor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Note, in this Mortgage and the other Loan Documents and the Indebtedness shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Mortgagee to the discharge of the Indebtedness.

Mortgagor shall cause the award or payment made in any condemnation or eminent domain proceeding, which is payable to Mortgagor, to be paid directly to Mortgagee. Mortgagee may, at Mortgagee’s election, use the award in any one or more of the following ways: (a) apply any such award or payment (for purposes of this Paragraph 3, the award or payment that may be made in any condemnation or eminent domain proceeding shall mean the entire award allocated to Mortgagor in any capacity) to the discharge of the Indebtedness whether or not then due and payable (such application to be without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, then such application shall be subject to the applicable premium computed in accordance with the Note), (b) use the same or any part thereof to fulfill any of the covenants contained herein as the Mortgagee may determine, (c) use the same or any part thereof to replace or restore the Mortgaged Property to a condition satisfactory to the Mortgagee, or (d) release the same to the Mortgagor. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Mortgagee of such award or payment, Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment or a portion thereof sufficient to pay the Indebtedness.

4.                                      Leases and Rents.

(a)                                 Mortgagor does hereby absolutely and unconditionally assign to Mortgagee its right, title and interest in all current and future Leases and Rents and all proceeds from the sale, cancellation, surrender or other disposition of the Leases, it being intended by Mortgagor that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Mortgagee shall not be construed to bind Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise to impose any obligation upon Mortgagee. Mortgagor agrees to execute and deliver to Mortgagee such additional instruments in form and substance satisfactory to Mortgagee, as may hereafter be requested by Mortgagee to further evidence and confirm such assignment. Nevertheless, subject to the terms of this Paragraph 4, Mortgagee grants to Mortgagor a revocable license to operate and manage the Mortgaged Property and to collect the Rents. Mortgagor shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Indebtedness, in trust for the benefit of Mortgagee for use in the payment of such sums. The grant of the foregoing license is subject to the provisions of Paragraph 1 of the separate Assignment of Leases and Rents of even date herewith granted by the Mortgagor as “Assignor” to the Mortgagee as “Assignee” with respect to the Mortgaged Property (“Assignment of Leases and Rents”). Upon the occurrence of an Event of Default, the license granted to Mortgagor herein shall be automatically revoked and Mortgagee shall immediately be entitled to possession of all Rents, whether or not Mortgagee enters upon or takes control of the Mortgaged Property. Mortgagee is hereby granted and assigned by Mortgagor the right, at its option, upon the revocation of the license granted herein to enter upon the Mortgaged Property in person, by agent or by court-appointed receiver to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Indebtedness in such priority and proportion as Mortgagee in its discretion shall deem proper. It is further the intent of Mortgagor and Mortgagee that the Rents hereby absolutely assigned are no longer, during the term of this Mortgage, property of Mortgagor or property of any estate of Mortgagor as defined in Section 541 of the Bankruptcy Code and shall not constitute collateral, cash or otherwise, of Mortgagor. The term “Rents” as used herein shall mean the gross rents without deduction or offsets of any kind.

(b)                                 All Leases executed after the date of this Mortgage shall provide that they are subordinate to this Mortgage and that the lessee agrees to attorn to Mortgagee; provided, however, that nothing herein shall affect Mortgagee’s right to designate from time to time any one or more Leases as being superior to this Mortgage and Mortgagor shall execute and deliver to Mortgagee and shall cause to be executed and delivered to Mortgagee from each tenant under such Lease any instrument or agreement as Mortgagee may deem necessary to make such Lease superior to this Mortgage. Upon request, Mortgagor shall promptly furnish Mortgagee with executed copies of all Leases.

(c)                                  Mortgagor shall not, without the prior consent of Mortgagee, (i) lease all or any part of the Mortgaged Property, (ii) alter or change the terms of any Lease or cancel or terminate, abridge or otherwise modify the terms of any Lease, (iii) consent to any assignment of or subletting under any Lease not in accordance with its terms, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof, (v) collect or accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents; provided, however, that such action as described in subsections (i)-(iv) above may be taken without Mortgagee’s consent for any Lease which is for not more than five percent (5%) of the total net rentable square feet of space then occupied or available for occupancy at the Mortgaged Property provides for, an annual rent of not more than five percent (5%) of the total rentable income then being paid with respect to all of the Mortgaged Property, requires tenant to pay market rent for the entire term of said Lease, and has a term (including the renewal or extension term) of not more than 20 years (a lease satisfying those criteria shall be referred to as a “Small Lease”) so long as the taking of such action is in the ordinary course of Mortgagor’s business and that such action is still subject to Paragraph 1 of the separate Assignment of Leases and Rents pertaining to Termination Amounts (as defined therein).

(d)                                 With respect to each Lease, Mortgagor shall (i) observe and perform each and every provision thereof on the lessor’s part to be fulfilled or performed under each Lease and not do or permit to be done anything to impair the value of the Lease as security for the Loan, including surrender or voluntary termination of any Lease, (ii) promptly send to Mortgagee copies of all notices of default which Mortgagor shall send or receive thereunder, (iii) enforce all of the terms, covenants and conditions contained in such Lease upon the lessee’s part to be performed, short of termination thereof, (iv) execute and deliver, at the request of Mortgagee, all such further assurances, confirmations and assignments in connection with the Mortgaged Property as Mortgagee shall, from time to time, require and (v) upon request, furnish Mortgagee with executed copies of all Leases; provided, however, the notice to Mortgagee referenced in subsection (ii) above and the restriction on termination of a Lease in connection with the enforcement of its terms, covenants and conditions set forth in (iii) above shall not be required or apply, as the case may be, for any Small Lease. Upon the occurrence of any Event of Default under this Mortgage, Mortgagor shall pay monthly in advance to Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or part of the Mortgaged Property as may be occupied by Mortgagor or any one Mortgagor and upon default in any such payment Mortgagor shall vacate and surrender possession of the Mortgaged Property to Mortgagee or to such receiver and, in default thereof, Mortgagor may be evicted by summary proceedings or otherwise.

(e)                                  All security deposits of tenants, whether held in cash or any other form, shall not be commingled with any other funds of Mortgagor and, if cash, shall be deposited by Mortgagor at such commercial or savings bank or banks as may be reasonably satisfactory to Mortgagee. Any bond or other instrument which Mortgagor is permitted to hold in lieu of cash security deposits under any applicable legal requirements shall be maintained in full force and effect in the full amount of such deposits unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Mortgagee, shall, if permitted pursuant to any legal requirements, name Mortgagee as payee or Mortgagee thereunder (or at Mortgagee’s option, be fully assignable to Mortgagee) and shall, in all respects, comply with any applicable legal requirements and otherwise be reasonably satisfactory to Mortgagee. Mortgagor shall, upon request, provide Mortgagee with evidence reasonably satisfactory to Mortgagee of Mortgagor’s compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Mortgagor shall, upon Mortgagee’s request, if permitted by any applicable legal requirements, turn over to Mortgagee the security deposits (and any interest theretofore earned thereon) with respect to all or any portion of the Mortgaged Property, to be held by Mortgagee subject to the terms of the Leases.

5.                                      Maintenance and Use of Mortgaged Property. Mortgagor shall, at its sole cost and expense, keep and maintain the Mortgaged Property, including, without limitation, parking lots and recreational and landscaped portions thereof, if any, in good order and condition. The Improvements and the Equipment shall not be diminished, removed, demolished or materially altered (except for normal replacement of Equipment) and Mortgagor shall not erect any new buildings, structures or building additions on the Mortgaged Property without the prior consent of Mortgagee. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right at any time and from time to time after providing Mortgagee with written notice to make or cause to be made reasonable alterations of and additions to the Mortgaged Property or any part thereof, provided that any alteration or addition (i) shall not change the general character of the Mortgaged Property or reduce the fair market value thereof below its value immediately before such alteration or addition, or impair the usefulness of the Mortgaged Property, (ii) is effected with due diligence, in a good and workmanlike manner and in compliance with all applicable laws and with all provisions of any insurance policy covering or applicable to the Mortgaged Property and all requirements of the issuers thereof, (iii) is promptly and fully paid for, or caused to be paid for, by Mortgagor, (iv) the estimated cost of such alteration or addition does not exceed five percent (5%) of the original principal amount of the Loan, and (v) is made under the supervision of a qualified architect or engineer, (vi) shall not violate the terms of any Leases, and (vii) upon completion, Mortgagor shall provide Mortgagee with (aa) a satisfactory final improvement survey if the footprint of the building has been altered, (bb), any final occupancy permit which may be required for the Improvements, (cc) all other governmental permits, certificates and approvals and all other permits, certificates and approvals of fire underwriters which are required with respect to the alterations and additions and the use and occupancy thereof, and shall furnish true copies thereof to Mortgagee, and (dd) final lien waivers from all contractors, subcontractors and materialmen.

Mortgagor shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, provided, however, that nothing in the foregoing clause shall require Mortgagor to comply with any such law, order or ordinance so long as Mortgagor shall in good faith, after notice to, but without cost or expense to, Mortgagee, contest the validity of such law, order or ordinance by appropriate legal proceedings and in accordance with all applicable law, which proceedings must operate to prevent (i) the enforcement thereof, (ii) the payment of any fine, charge or penalty, (iii) the sale or forfeiture of the Mortgaged Property or any part thereof, (iv) the lien of this Mortgage and the priority thereof from being impaired, (v) the imposition of criminal liability on Mortgagee and (vi) the imposition, unless stayed, of civil liability on Mortgagee; provided that during such contest Mortgagor shall, at the option of Mortgagee, provide cash, bonds or other security satisfactory to Mortgagee, indemnifying and protecting Mortgagee against any liability, loss or injury by reason of such non-compliance or contest, and provided further, that such contest shall be promptly and diligently prosecuted by and at the expense of Mortgagor. Mortgagor shall promptly, at its sole cost and expense, repair, replace or rebuild any part of the Mortgaged Property which may be destroyed by any casualty, or become damaged, worn or dilapidated. Mortgagor shall not commit any waste at the Mortgaged Property. Mortgagor shall not initiate, join in, acquiesce in or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use, Mortgagor will not cause or permit such nonconforming use to be discontinued or abandoned without the express consent of Mortgagee. Mortgagor covenants and agrees that it shall operate the Mortgaged Property at all times as a first-class office, warehouse and industrial facility.

6.                                      Estoppel Certificates.

(a)                                           Mortgagor, within ten (10) business days after request by Mortgagee, shall use commercially reasonable efforts to furnish Mortgagee from time to time (but not more often than annually, except during the existence of an Event of Default) with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest in the Note, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Indebtedness, if any, (vi) that the Note and this Mortgage have not been modified or if modified, giving particulars of such modification and (vii) such other information as shall be requested by Mortgagee.

(b)                                           Mortgagor, after request by Mortgagee, will obtain and furnish (within the time periods, if any, provided in the applicable Leases or if no time period is so specified, within ten (10) business days after request) Mortgagee from time to time with estoppel certificates from any tenants under then existing Leases, which certificates shall be in form and substance as required by such Leases, or if not required, then in form and substance reasonably satisfactory to Mortgagee.

7.                                      No Cooperative or Condominium. Mortgagor represents and warrants that the Mortgaged Property has not been subjected to a cooperative or condominium form of ownership. Mortgagor hereby covenants and agrees that it will not file a declaration of condominium, map or any other document having the effect of subjecting the Mortgaged Property, to a condominium or cooperative form of ownership.

8.                                      Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which deducts the Indebtedness or any portion thereof from the value of the Mortgaged Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the principal amount of the Note or Mortgagee’s interest in the Mortgaged Property, Mortgagor will pay such tax, with interest and penalties thereon, if any. In the event Mortgagee is advised by counsel chosen by it that the payment of such tax or interest and penalties by Mortgagor would be unlawful or taxable to Mortgagee or unenforceable or provide the basis for a defense of usury, then in any such event, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

9.                                      No Credits on Account of the Indebtedness. Mortgagor will not claim or demand or be entitled to any credit or credits on account of the Indebtedness for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Indebtedness. In the event such claim, credit or deduction shall be required by law, Mortgagee shall have the option, by notice of not less than sixty (60) days, to declare the Indebtedness immediately due and payable without prepayment fee or premium, except that if an Event of Default, or an event which with notice and/or the passage of time, or both, would constitute an Event of Default, has occurred, the applicable premium computed in accordance with the Note shall apply.

10.                               Documentary Stamps. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Mortgagor will pay for the same, with interest and penalties thereon, if any.

11.                               Right of Entry. To the extent permitted by applicable law, Mortgagee and its agents shall have the right to enter and inspect the Mortgaged Property at any time during reasonable business hours upon twenty-four (24) hour notice to Mortgagor, except in the case of an emergency, in which event Mortgagee and its agents may enter and inspect the Mortgaged Property at any time.

12.                               Events of Default; Remedies. Each of the following events shall constitute an “Event of Default” hereunder:

(a)                                 if (i) any installment of interest or principal is not paid within five (5) days after the same is due, (ii) the entire Indebtedness of each Note is not paid on or before the Maturity Date (or if the Maturity Date has been accelerated, upon such acceleration), or (iii) any other payment or charge due under the Note, this Mortgage or any other Loan Documents is not paid when due;

(b)                                 if at any time any representation or warranty of Mortgagor made herein or in any guaranty, agreement, certificate, report, affidavit, owner’s affidavit, financial statement or other instrument furnished to Mortgagee shall be false or misleading in any respect;

(c)                                  if any mortgagee under a mortgage on the Mortgaged Property, including, without limitation, the holder of the Second Mortgage or the Third Mortgage, whether superior or subordinate to this Mortgage (i) demands payment in full or otherwise accelerates any indebtedness of Mortgagor or (ii) otherwise commences the exercise of any remedy available to such party under any such mortgage or related loan, including, without limitation, the Second Mortgage or the Third Mortgage;

(d)                                 if Mortgagor fails to cure promptly any violation of any law or ordinance affecting the Mortgaged Property (provided that the foregoing provisions of this clause (h) shall be subject to any right to contest such violation specifically granted to Mortgagor in Paragraph 5 of this Mortgage);

(e)                                  if a default by Mortgagor under any of the other terms, covenants or conditions of the this Mortgage shall occur and such default shall not have been cured within thirty (30) days after notice from Mortgagee, provided that if such default is not susceptible of being cured within such thirty (30) day period and Mortgagor shall have commenced the cure of such default within such thirty (30) day period and thereafter diligently pursues such cure to completion, then such thirty (30) day period shall be extended for a period of ninety (90) days from the occurrence of the default, provided, further, that the notice and grace period set forth in this subparagraph (e) shall not apply to any other Event of Default expressly set forth in this Paragraph 12 or to any other Event of Default defined as such in any other Loan Document or to any other covenant or condition with respect to which a grace period is expressly provided elsewhere; or

(f)                                   if an Event of Default shall occur under the Loan Agreement.

Upon the occurrence of any Event of Default, the Indebtedness shall immediately become due at the option of Mortgagee.

Upon the occurrence of any Event of Default, Mortgagor shall pay interest on the entire unpaid principal balance of the Note at the Default Rate, as defined in and provided for in the Note.

Upon the occurrence of any Event of Default, Mortgagee may, to the extent permitted under applicable law, elect to treat the fixtures included in the Mortgaged Property either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto. With respect to any sale of real property included in the Mortgaged Property made under the powers of sale herein granted and conferred, Mortgagee may, to the extent permitted by applicable law, include in such sale any fixtures included in the Mortgaged Property and relating to such real property.

13.                               Additional Remedies. Upon the occurrence of an Event of Default, Mortgagee may forthwith, and without notice or demand, exercise any of the following rights and remedies in addition to any of the rights and remedies provided herein or in any other Loan Documents or such rights or remedies otherwise available to Mortgagee by law or in equity, without further stay, any law, usage or custom to the contrary notwithstanding, each of which may be pursued concurrently or otherwise, at such time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

(a)                                 Mortgagee may enter into or upon the Real Property, either personally or by its agents, nominees or attorneys and dispossess Mortgagor and its agents and servants therefrom, and thereupon Mortgagee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat, (B) complete any construction on the Mortgaged Property in such manner and form as Mortgagee deems advisable, (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property, (D) exercise all rights and powers of Mortgagor with respect to the Mortgaged Property, whether in the name of Mortgagor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof and (E) apply the receipts from the Mortgaged Property to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys’ fees and expenses) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Mortgagee and its counsel, agents and employees.

(b)                                 Mortgagee may institute, notwithstanding the provisions of any law to the contrary, any appropriate action or proceeding to foreclose this Mortgage as if any and all redemption periods had fully expired, and may proceed therein to judgment and execution for all sums secured by this Mortgage.

(c)                                  Mortgagee may, with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Mortgage for the balance of the Indebtedness not then due.

(d)                                 Mortgagee may, to the extent legally permitted, sell for cash or upon credit the Mortgaged Property or any part thereof and all or any part of any estate, claim, demand, right, title and interest of Mortgagor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of or estate in the Mortgaged Property.

(e)                                  Mortgagee may institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document.

(f)                                   Mortgagee may recover judgment on the Note or any Guaranty either before, during or after any proceedings for the enforcement of this Mortgage.

(g)                                  Mortgagee, in its sole discretion, shall be entitled to the appointment of a receiver of the Mortgaged Property, without notice, to the extent not prohibited by applicable law, with power to collect the Rents as a matter of right and without notice, to the extent not prohibited by applicable law, with power to collect the Rents due and coming due at any time, including, without limitation, during the pendency of any foreclosure suit or other proceeding or under a judgment obtained under the Note or hereunder, without regard to the value or the condition of the Mortgaged Property, the solvency of the Mortgagor, the actual or threatened waste to any part of the Mortgaged Property, or any other person liable for the debt secured hereby, and regardless of whether Mortgagee has an adequate remedy at law. Said receiver may rent the Mortgaged Property, or any part thereof, for such term or terms and on such other terms and conditions as said receiver may see fit, collect all rentals (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net rentals to the payment of taxes, water and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, or in reduction of the principal or interest, or both, hereby secured, in such order and amounts as said receiver may elect. Mortgagor, for itself and its successors and assigns, hereby waives any and all defense to the application for a receiver and hereby consents to such appointment. The expenses, including receiver’s fees, counsel fees, costs and agent’s compensation, incurred in connection with the exercise of the powers herein contained shall be secured by this Mortgage.

(h)                                 Mortgagee may exercise any or all of the remedies available to a secured party under the Uniform Commercial Code.

(i)                                     Mortgagee shall have the right to set off all or any part of any amount due by Mortgagor to Mortgagee under the Note, this Mortgage or otherwise, against any indebtedness, liabilities or obligations owing by Mortgagee for any reason and in any capacity to Mortgagor including any obligation to disburse to Mortgagor or its designee, any funds or other property on deposit with or otherwise in the possession, control or custody of Mortgagee.

(j)                                    Mortgagee may exercise any other rights and remedies available at law or in equity.

(k)                                 The purchase money proceeds or avails of any sale made under or by virtue of this Paragraph 13, together with any other sums which then may be held by Mortgagee under this Mortgage, whether under the provisions of this Paragraph 13 or otherwise, shall be applied, to the extent permitted by applicable law, as follows:

First:                                   To the payment of the costs and expenses of any such sale, including reasonable compensation to Mortgagee, and its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Mortgagee under this Mortgage, together with interest as provided herein on all advances made by Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Mortgaged Property shall have been sold.

Second:                  To the payment of the whole amount then due, owing or unpaid upon the Note for principal, together with any and all applicable interest, fees and late charges.

Third:                             To the payment of any other sums required to be paid by Mortgagor pursuant to any provision of this Mortgage or of the Note or of the Guaranty.

Fourth:                      To the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same.

Mortgagee and any receiver of the Mortgaged Property, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

(1)                                 To the extent permitted by applicable provisions of law, Mortgagee may adjourn from time to time any sale by Mortgagee to be made under or by virtue of this Mortgage by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

(m)                             In the event of any sale made under or by virtue of this Paragraph 13 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale) the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Note, this Mortgage, any Guaranty or any other Loan Document to the contrary notwithstanding, become due and payable.

(n)                                 Upon any sale made under or by virtue of this Paragraph 13 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), Mortgagee may bid for and acquire the Mortgaged Property or any part thereof and, to the extent permitted by applicable law, in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage.

(o)                                 No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect in any manner or to any extent, the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Mortgagee hereunder, but such liens, rights, powers and remedies of Mortgagee shall continue unimpaired as before.

14.                                         Right to Cure Defaults. Upon the occurrence of any Event of Default or if Mortgagor fails to make any payment or to do any act as herein provided, Mortgagee may, but without any obligation to do so and without notice to or demand on Mortgagor and without releasing Mortgagor from any obligation hereunder, make or do the same in such manner and to such extent as Mortgagee may deem necessary to protect the security hereof. Without limiting the foregoing, Mortgagee may enter upon the Mortgaged Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property, and the cost and expense thereof (including, without limitation, attorneys’ fees and disbursements to the extent permitted by law), with interest as provided in this Paragraph 14, shall be immediately due and payable to Mortgagee upon demand by Mortgagee therefor. All such costs and expenses incurred by Mortgagee in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate (as such term is defined in the Note), for the period from the date that such cost or expense was incurred to the date of payment to Mortgagee. All such costs and expenses, together with interest thereon at the Default Rate, shall be added to the Indebtedness and shall be secured by this Mortgage. If the principal sum of the Note or any other amount required to be paid on the Maturity Date under the Note shall not be paid on the Maturity Date, interest shall thereafter be computed and paid at the Default Rate.

15.                                         Late Payment Charge. If any monthly principal and interest payment is not paid in accordance with the Note, a late charge (the “Late Charge”) shall be due as provided for in the Note.

16.                                         Prepayment. The Indebtedness may be prepaid only in accordance with the terms of the Note and the Loan Agreement.

17.                                         Prepayment After Event of Default. A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following an Event of Default or acceleration (which acceleration shall be at Mortgagee’s sole option), including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, which payment shall include a premium, the calculation of which shall be in accordance with the terms of the Note and shall depend upon whether the Event of Default or acceleration first occurred (i) prior to the time, if any, the prepayment of the principal balance is not permitted pursuant to the terms of the Note and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due or (ii) on or after the date on which prepayment of the principal balance is permitted pursuant to the terms of the Note.

18.                                         Appointment of Receiver. Mortgagee, upon the occurrence of an Event of Default, shall be entitled to the appointment of a receiver as more fully set forth in Paragraph 13 above.

19.                                         Security Agreement.

(a)                                 This Mortgage is both a real property Mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor, by executing and delivering this Mortgage grants to Mortgagee, as security for the Indebtedness, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (such portion of the Mortgaged Property so subject to the Uniform Commercial Code being called in this Paragraph 19 the “Collateral”).

Mortgagor hereby authorizes Mortgagee to file financing statements in order to create, perfect, preserve and continue the security interest(s) herein granted. This Mortgage shall also constitute a “fixture filing” for the purposes of the Uniform Commercial Code, including, without limitation, Connecticut General Statutes § 42a-9-502, and shall cover all items of the Collateral now or hereafter owned by Mortgagor that are or are to become fixtures and is to be filed for record in the real estate records of Orange, Milford and Shelton, Connecticut. This Mortgage shall also constitute a financing statement covering any other portion of the Mortgaged Property and may be filed in the appropriate filing or recording office. A carbon, photographic or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in this Paragraph 19. For purposes of this Paragraph 19, the Mortgagor is the “Debtor” and the Mortgagee is the “Secured Party,” as these terms are defined in the Uniform Commercial Code, insofar as this Mortgage constitutes a financing statement, and the addresses of the Debtor and Secured Party, the identification of the Debtor which is the record owner of each premises described on attached Exhibit A and the organizational number of each Debtor are listed below.

Because this Mortgage also constitutes a Uniform Commercial Code financing statement and fixture filing, the following information is included herein, and Mortgagor represents and warrants the truth and accuracy thereof:

(i)            The name of the Debtor with respect to 269 Lambert Road is WU/LH 269 LAMBERT L.L.C. with an organizational identification number of: 4468200.

(ii)           The name of the Debtor with respect to 12 Cascade Blvd. is WU/LH 12 CASCADE L.L.C. with an organizational identification number of: 4468193.

(iii)          The name of the Debtor with respect to 25 Executive Blvd. is WU/LH 25 EXECUTIVE L.L.C. with an organizational identification number of: 4468197.

(iv)          The name of the Debtor with respect to 950 Bridgeport Avenue is WU/LH 950 BRIDGEPORT L.L.C. with an organizational identification number of: 4458189.

(v)           The name of the Debtor with respect to 15 Executive Blvd. is WU/LH 15 EXECUTIVE L.L.C. with an organizational identification number of: 4468194.

(vi)          The name of the Debtor with respect to 22 Marsh Hill Road is WU/LH 22 MARSH HILL L.L.C. with an organizational identification number of: 4468195.

(vii)         The name of the Debtor with respect to 470 Bridgeport Avenue is WU/LH 470 BRIDGEPORT L.L.C. with an organizational identification number of: 4474090.

(viii)        The mailing address of each Debtor is c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552.

(ix)                              The type of organization of each Debtor is limited liability company.

(x)                                 The jurisdiction of organization of each Debtor is Delaware.

(xi)                              The name of Secured Party is John Hancock Life Insurance Company.

(xii)                           The mailing address of Secured Party is 197 Clarendon, Boston, Massachusetts 02116.

(xiii)                        A statement describing the portion of the Mortgaged Property and Collateral comprising goods or other personal property that may now be or hereafter become fixtures hereby secured is set forth in the granting clauses of this Mortgage which relates to the real property more particularly described on Exhibit A attached hereto, with respect to the specific Land owned by each Debtor.

(xiv)                       This financing statement is to be recorded in the real estate records.

(xv)                          Additional information concerning the security interests herein granted may be obtained from Mortgagee upon request.

If an Event of Default shall occur, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Mortgagee may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Mortgagee, Mortgagor shall at its expense assemble the Collateral and make it available to Mortgagee at a convenient place acceptable to Mortgagee. Mortgagor shall pay to Mortgagee on demand any and all expenses, including legal expenses and attorneys’ fees and disbursements, incurred or paid by Mortgagee in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Mortgagee with respect to the Collateral sent to Mortgagor in accordance with the provisions hereof at least five (5) days prior to such sale, disposition or action shall constitute reasonable notice to Mortgagor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Mortgagee to the payment of the Indebtedness in such priority and proportions as Mortgagee in its discretion shall deem proper.

Mortgagor shall notify Mortgagee of any change in name, identity or structure of Mortgagor and Mortgagor hereby expressly authorizes Mortgagee to file and record, at Mortgagor’s sole cost and expense, such Uniform Commercial Code forms as are necessary to maintain the priority of the lien of Mortgagee upon and security interest in the Collateral. In addition, Mortgagor shall promptly execute, file and record such additional Uniform Commercial Code forms or continuation statements as Mortgagee shall deem necessary and shall pay all expenses and fees in connection with the filing and recording thereof, provided that no such additional documents shall increase the obligations of Mortgagor under the Note, this Mortgage or the other Loan Documents. Mortgagor hereby authorizes Mortgagee and grants to Mortgagee an irrevocable power of attorney, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Mortgagee, as secured party, in connection with the Collateral covered by this Mortgage.

(b)                                 That portion of the Mortgaged Property consisting of personal property and equipment, shall be owned by Mortgagor and shall not be the subject matter of any lease or other transaction whereby the ownership or any beneficial interest in any of such property is held by any person or entity other than Mortgagor nor shall Mortgagor create or suffer to be created any security interest covering any such property as it may from time to time be replaced, other than the security interest created herein.

20.                               Authority.

(a)                                 Mortgagor has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, hypothecate and assign and grant a security interest in the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on Mortgagor’s part to be performed.

(b)                                 Mortgagor represents and warrants to Mortgagee that Mortgagor is a limited liability company organized and existing under the laws of the State of Delaware.

21.                               Actions and Proceedings. Mortgagee shall have the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Mortgagor, which Mortgagee, in its discretion, shall decide should be brought to protect its interest(s) in the Mortgaged Property.

22.                               Further Acts, Etc. Mortgagor will, at the sole cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Mortgagee the property and rights hereby mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage and, on demand, will execute and deliver within five (5) business days after request of Mortgagee, and if Mortgagor fails to so deliver, hereby authorizes Mortgagee thereafter to execute in the name of Mortgagor without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel Mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Mortgagee at law and in equity, including without limitation such rights and remedies available to Mortgagee pursuant to this Paragraph 22.

23.                               Recording of Mortgage, Etc. Mortgagor forthwith upon the execution and delivery of this Mortgage, will cause this Mortgage, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Mortgaged Property, to be filed, registered or recorded and, thereafter, from time to time, each such other instrument of further assurance to be filed, registered or recorded, all in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest(s) of Mortgagee in, the Mortgaged Property.

Mortgagor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the making, execution, delivery and/or recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance, except where prohibited by law so to do. Mortgagor shall hold harmless and indemnify Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making, execution, delivery and/or recording of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance.

24.                               Usury Laws. This Mortgage and the Note are subject to the express condition that at no time shall Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note and the principal balance of the Note shall be reduced by such amount in the inverse order of maturity.

25.                               Recovery of Sums Required To Be Paid. Mortgagee shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Indebtedness as the same become due, without regard to whether or not the balance of the Indebtedness shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Mortgagor existing at the time such earlier action was commenced.

26.                               Marshalling and Other Matters. Mortgagor waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Further, Mortgagor expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Mortgagor, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law.

27.                               Waiver of Notice. Mortgagor shall not be entitled to any notices of any nature whatsoever from Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Mortgagee to Mortgagor and except with respect to matters for which Mortgagee is required by applicable law to give notice, and Mortgagor hereby expressly waives the right to receive any notice from Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by Mortgagee to Mortgagor.

28.                               Remedies of Mortgagor. In the event that a claim or adjudication is made that Mortgagee has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the other Loan Documents, it has an obligation to act reasonably or promptly, Mortgagee shall not be liable for any monetary damages, and Mortgagor’s remedies shall be limited to injunctive relief or declaratory judgment.

29.                               Assignments. Mortgagee shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Mortgagee under this Mortgage.

30.                               Non-Recourse Carveout Obligations. Mortgagor has covenanted and agreed in the Loan Agreement and hereby covenants and agrees unconditionally and absolutely to indemnify and save harmless Mortgagee, its officers, directors, shareholders, employees, agents and attorneys against all damages, losses, liabilities, obligation, claims, litigation, demands or defenses, judgments, suits, proceedings, fines, penalties, costs, disbursements and expenses of any kind or nature whatsoever (including without limitation attorneys’ fees reasonably incurred), which may at any time be imposed upon, incurred by or asserted or awarded against Mortgagee and arising from the Non-Recourse Carveout Obligations.

This indemnity shall survive any foreclosure of this Mortgage, the taking of a deed in lieu thereof, or any other discharge of the obligations of the Mortgagor hereunder or a transfer of the Mortgaged Property, even if the indebtedness secured hereby is satisfied in full. Mortgagor agrees that the indemnification granted herein may be enforced by Mortgagee without resorting to or exhausting any other security or collateral or without first having recourse to the Note or the Mortgaged Property covered by this Mortgage through foreclosure proceedings or otherwise; provided, however, that, nothing herein contained shall prevent Mortgagee from suing on the Note or foreclosing this Mortgage or from exercising any other rights under the Loan Documents, except as provided in Section 6.7 of the Loan Agreement, the provisions of which are incorporated herein by this reference to the fullest extent as if the text of such Section were set forth in its entirety herein.

31.                               Notices. Any notice, demand, statement, request or consent made hereunder shall be effective and valid only if in writing, referring to this Mortgage, signed by the party giving such notice, and delivered either personally to such other party, or sent by nationally recognized overnight courier delivery service or by certified mail of the United States Postal Service, postage prepaid, return receipt requested, addressed to the other party as follows (or to such other address or person as either party or person entitled to notice may by notice to the other party specify):

To Mortgagee:

John Hancock Life Insurance Company

Real Estate Finance Group, C-3

197 Clarendon Street

Boston, Massachusetts 02116

Re: Loan No. 523035:11 and 523053:11

with a copy concurrently to:

Edwards Angell Palmer & Dodge LLP

90 State House Square

Hartford, Connecticut 06103

Attention: John B. D’Agostino

To Mortgagor:

Lighthouse Real Estate Management LLC

60 Hempstead Avenue, Suite 718

West Hempstead, New York 11552

with a copy concurrently to:

Schiff Hardin LLP

900 Third Avenue

New York, NY 10022

Attention: Christine A. McGuinness, Esq.

Unless otherwise specified, notices shall be deemed given as follows: (i) if delivered personally, when delivered, (ii) if delivered by nationally recognized overnight courier delivery service, on the day following the day such material is sent, or (iii) if delivered by certified mail, on the third day after the same is deposited with the United States Postal Service as provided above.

32.                               Non-Waiver. The failure of Mortgagee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Mortgagor shall not be relieved of Mortgagor’s obligations hereunder by reason of (a) failure of Mortgagee to comply with any request of Mortgagor or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note, any Guaranty or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Indebtedness or portion thereof or (c) any agreement or stipulation by Mortgagee extending the time of payment or otherwise modifying or supplementing the terms of the Note, any Guaranty, this Mortgage or the other Loan Documents. Mortgagee may resort for the payment of the Indebtedness to any other security held by Mortgagee in such order, and manner as Mortgagee, in its discretion, may elect. Mortgagee may take action to recover the Indebtedness, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Mortgagee thereafter to foreclose or otherwise realize on this Mortgage.

The rights of Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded by law.

33.                               Joint and Several Liability. If there is more than one party comprising Mortgagor, then the obligations and liabilities of each party under this Mortgage shall be joint and several.

34.                               Severability. If any term, covenant or condition of the Note, any Guaranty or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note, any Guaranty and this Mortgage shall be construed without such provision.

35.                               Duplicate Originals. This Mortgage may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

36.                               Indemnity and Mortgagee’s Costs. Mortgagor agrees to pay all costs, including, without limitation, attorneys’ fees and expenses, incurred by Mortgagee in enforcing the terms hereof and/or the terms of any of the other Loan Documents or the Note or any Guaranty, whether or not suit is filed and waives to the full extent permitted by law all right to plead any statute of limitations as a defense to any action hereunder. Mortgagor agrees to indemnify and hold Mortgagee harmless from any and all liability, loss, damage or expense (including, without limitation, attorneys’ fees and disbursements) that Mortgagee may or might incur hereunder or in connection with the enforcement of any of its rights or remedies hereunder, any action taken by Mortgagee hereunder, or by reason or in defense of any and all claims and demands whatsoever that may be asserted against Mortgagee arising out of the Mortgaged Property; and should Mortgagee incur any such liability, loss, damage or expense, the amount thereof with interest thereon at the Default Rate shall be payable by Mortgagor immediately without demand, shall be secured by this Mortgage, and shall be a part of the Indebtedness.

37.                               Certain Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form. The word “Mortgagor” shall mean Mortgagor and/or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein. The word “Mortgagee” shall mean Mortgagee or any subsequent holder of the Note. The word “Guaranty” shall mean any Guaranty of Payment, Guaranty of Completion, Guaranty of Collection, Environmental Indemnity or any other Guaranty or Indemnity given at any time to or for the benefit of Mortgagee in connection with the Loan. The word “Guarantor” shall mean any person giving or making any Guaranty. The word “Note” shall mean the Note or any other evidence of indebtedness secured by this Mortgage. The words “Loan Documents” shall mean the Note, this Mortgage, the Loan Agreement, the security agreement, if any, between Mortgagor and Mortgagee, the assignment of leases and rents, if any, made by Mortgagor to Mortgagee, any reserve agreements between Mortgagor and Mortgagee, any escrow agreements between Mortgagor and Mortgagee, the assignment of contracts, if any, made by Mortgagor to Mortgagee, all Guaranties, if any, made to Mortgagee, any other Mortgage or deed of trust securing the Note and any other agreement, instrument, affidavit or document executed by Mortgagor, any Guarantor or any indemnitor and delivered to Mortgagee in connection with the Loan.

The word “person” shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority or other entity. The words “Mortgaged Property” shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

38.                               No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Mortgagor or any one Mortgagor or Mortgagee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

39.                               Separate Tax Lot. Each portion of the Mortgaged Property described as a separate parcel is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Mortgaged Property or any portion thereof.

40.                               Right to Release Any Portion of the Mortgaged Property. Mortgagee may release any portion of the Mortgaged Property for such consideration as Mortgagee may require without, as to the remainder of the Mortgaged Property, in any way impairing or affecting the lien or priority of this Mortgage, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Mortgagee for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Mortgagee may require without being accountable for so doing to any other lienholder. This Mortgage shall continue as a lien and security interest in the remaining portion of the Mortgaged Property.

41.                               Subrogation. The Mortgagee shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the Loan secured by this Mortgage.

42.                               Administrative Fees. Mortgagee may charge administrative fees and be reimbursed for all costs and expenses, including reasonable attorneys’ fees and disbursements, associated with reviewing and processing post-closing requests of Mortgagor.

43.                               Headings, Etc.. The headings and captions of various paragraphs of this Mortgage are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

44.                               Address of Real Property. The street addresses of the Real Property are as follows: 269 Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

45.                               Relationship. The relationship of Mortgagee to Mortgagor under this Mortgage is strictly and solely that of lender and borrower and nothing contained in this Mortgage or any other Loan Document is intended to create, or shall in any event or under any circumstance be construed to create, a partnership, joint venture, tenancy-in-common, joint tenancy or other relationship of any nature whatsoever between Mortgagee and Mortgagor other than that of lender and borrower.

46.                               Homestead. Mortgagor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Land as against the collection of the Indebtedness, or any part hereof.

47.                               No Third Party Beneficiaries. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

48.                               Entire Agreement. This Mortgage, the Note, the Loan Agreement and the other Loan Documents constitute the entire agreement among Mortgagor and Mortgagee with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

49.                               Servicer. Mortgagee may from time to time appoint a servicer (the “Servicer”) to administer the Loan, which Servicer shall have the power and authority to exercise all of the rights and remedies of Mortgagee and to act as agent of Mortgagee hereunder.

50.                               Governing Law; Consent to Jurisdiction. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH THE MORTGAGED PROPERTY IS LOCATED WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY SUBMITS TO PERSONAL JURISDICTION IN SAID STATE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN SAID STATE (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH MORTGAGOR’S, ENDORSER’S OR GUARANTOR’S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE GUARANTY AND THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE SUCH OBLIGATIONS OF SUCH MORTGAGOR, ENDORSER OR GUARANTOR. EACH MORTGAGOR, ENDORSER AND GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE NOTE, ANY GUARANTY OR ANY OTHER LOAN DOCUMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS MORTGAGE, THE NOTE, THE GUARANTY AND/OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER.

IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, MORTGAGOR, ENDORSER AND GUARANTOR AGREE THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER SUCH MORTGAGOR, ENDORSER OR GUARANTOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON SUCH MORTGAGOR, ENDORSER OR GUARANTOR AT C/O LIGHTHOUSE REAL ESTATE MANAGEMENT LLC, 60 HEMPSTEAD AVENUE, SUITE 718, WEST HEMPSTEAD, NEW YORK 11552

51.                               Additional Security Documents.

(a)                                 Mortgagor has simultaneously herewith executed and delivered to or for the benefit of Mortgagee counterpart originals of this Mortgage to be recorded in each Town in Connecticut where any of the Mortgaged Property is located.

(b)                                 Also, certain of the other Borrowers have simultaneously herewith executed and delivered to or for the benefit of Mortgagee a certain mortgage and other documents and instruments encumbering or relating to certain property owned by such other Borrowers located in Morris County in the State of New Jersey as additional security for the Indebtedness (collectively, the “Additional Junior Mortgages”), which Additional Junior Mortgages secure the Loan, as well as the NJ Loan and the NY Loan.

(c)                                  Further, certain of the other Borrowers have simultaneously herewith executed and delivered to or for the benefit of Mortgagee a certain Second Assignment of Leases and Rents with respect to the property in Westchester County, New York encumbered by a mortgage which secures the NY Loan, as additional security for the Loan and the NJ Loan, pursuant to the Loan Agreement. Said Second Assignment of Leases and Rents (the “Junior Assignment”) is subordinate and junior in priority to said mortgage and related documents which secure the NY Loan.

(d)                                 The Additional Junior Mortgages, the Junior Assignment and this Mortgage (and each counterpart thereof) shall each and all constitute security for the Notes, the indebtedness referred to therein and the Indebtedness. If there should be an Event of Default in any of the terms, conditions or obligations of any of the Additional Junior Mortgages, or the Junior Assignment, such default shall constitute an Event of Default under this Mortgage. The Mortgagee, may foreclose or otherwise enforce such security under the Additional Junior Mortgages, and/or the Junior Assignment, enforce its rights, powers and remedies with respect to, and realize upon, such security or otherwise enforce its rights, powers and remedies with respect to, and realize upon, such security, either before or concurrently with or after a foreclosure or other enforcement of this Mortgage, any other such security or any of the other Loan Documents, and in any order as Mortgagee may choose (whether or not every aspect of any such foreclosure or other enforcement may be commercially reasonable), all without impairing or being deemed to have waived any rights, benefits, liens or security evidenced by or arising under or in connection with this Mortgage, any other such security or any of the other Loan Documents, the Additional Junior Mortgages or the Junior Assignment, and without being deemed to have made an election thereby or to have accepted the benefits of such security (or the proceeds thereof) in full settlement of the Obligations and of its rights with respect thereto.

No judgment, order or decree rendered against Mortgagor with respect to any such other security or any of the other Loan Documents, whether rendered in any state in which any collateral is situated or elsewhere, shall in any manner affect the security of this Mortgage, and any deficiency or other debt represented by any such judgment, order or decree shall, to the extent permitted by law, be secured by this Mortgage to the same extent that the Indebtedness shall have been secured by this Mortgage prior to the rendering of such judgment, order or decree. Mortgagor for itself and for any and all persons who may at any time claim through or under Mortgagor or who hereafter may otherwise acquire any interest in or title to all or any part of the Mortgaged Property or any other security for the Obligations, hereby irrevocably waives and releases, to the extent permitted by law, all benefit of any and all laws that would limit or prohibit the effectiveness of anything set forth in this Section.

(e)                                  As set forth above in the Section entitled “Loan Agreement,” Mortgagor has also executed and delivered to or for the benefit of Mortgagee (i) the Second Mortgage encumbering the Mortgaged Property and securing the NJ Loan, and (ii) the Third Mortgage encumbering the Mortgaged Property securing the NY Loan, pursuant to the Loan Agreement, which mortgages (the “Junior Mortgage”) are subordinate and junior in priority to this Mortgage. The Junior Mortgage is intended to be recorded immediately following this Mortgage.

(f)                                   Notwithstanding anything contained herein to the contrary, Mortgagee shall be under no duty to Mortgagor or any other person or entity, including, without limitation, any holder of a Junior Mortgage or any other junior, senior or subordinate mortgage on the Mortgaged Property or any part thereof or on any other security held by Mortgagee, to exercise, exhaust or first resort to all or any of the rights, powers and remedies available to Mortgagee, whether under this Mortgage, the other Loan Documents, the Additional Junior Mortgages or the Junior Assignment prior to the sale of the Mortgaged Property or any other enforcement of this Mortgage. Furthermore, Mortgagor and such other persons and entities waive all rights relating to marshaling and agree that Mortgagee shall not be compelled to release any part of the security of this Mortgage, the other Loan Documents, the Additional Junior Mortgages or the Junior Assignment or be prevented from foreclosing or enforcing this Mortgage, the other Loan Documents, the Additional Junior Mortgages or the Junior Assignment upon all or any part of such security unless the Indebtedness shall have been paid in full and that Mortgagee shall not be compelled to accept or allow any apportionment of the Indebtedness to or among any of the property encumbered by this Mortgage, the other Loan Documents, the Additional Junior Mortgages, or the Junior Assignment.

52.                               Sole Discretion of Mortgagee. Wherever, pursuant to this Mortgage, Mortgagee exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Mortgagee, the decision of Mortgagee to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Mortgagee and shall be final and conclusive, except as may be otherwise specifically provided herein.

53.                               Special State Provisions.

(a)                                 In the event of any inconsistencies between the other paragraphs of this Mortgage and this Paragraph 53, the terms and conditions of this Paragraph 53 shall control and be binding.

(b)                                 The term “Environmental Law” shall be deemed to include, without limitation, the following statutes: any laws of the State of Connecticut or ordinances of the Towns of Orange, Milford or Shelton pertaining to protection of the environment or to any Polluting Substance, including, but not limited to Connecticut General Statutes Title 22a.

(c)                                  Mortgagor has represented to Lender that all of the Mortgaged Property is classified as “establishments” under Connecticut General Statutes Section 22a-134 et seq. (the “Transfer Act”), except the property located at 22 Marsh Hill Road in Orange (“22 Marsh Hill”).

(d)                                 Mortgagor shall not cause or permit 22 Marsh Hill to become classified as an establishment under the Transfer Act without the prior written consent of Mortgagee.

(e)                                  Mortgagor shall have filed or caused to be filed with the Connecticut Department of Environmental Protection (“DEP”) in connection with Mortgagor’s acquisition of the Mortgaged Property, except 22 Marsh Hill, proper and appropriate Form IIIs and ECAFs (each as defined in the Transfer Act) for each such property in accordance with the Transfer Act and in form acceptable to Mortgagee (provided that such approval by Mortgagee shall not imply, and Lender shall have no responsibility regarding, compliance with the Transfer Act).

(f)                                   Mortgagor shall fully perform and comply with all obligations of Mortgagor, any affiliate of Mortgagor and the Certifying Party under and pursuant to each Form III and ECAF filed in connection with the transfer of each of the Mortgaged Properties to Mortgagor and shall fulfill all requirements of, and comply in all respects with, the Transfer Act with respect to such Forms, such transfer and the Mortgaged Properties.

(g)                                  MORTGAGOR ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THE NOTE IS FOR COMMERCIAL PURPOSES. MORTGAGOR FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THE NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MORTGAGOR AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(h)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THE NOTE, THIS MORTGAGE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (i) MORTGAGOR WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF MORTGAGEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (ii) MORTGAGOR WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

(i)            In addition to any remedies set forth in Section 13 above, Mortgagee shall have all rights at law or in equity under applicable law to foreclose the Mortgage, including, without limitation, by strict foreclosure. Further, Mortgagee shall have the power to sell the Mortgaged Property at public or private sale as may hereafter be allowed under any applicable law. In the event that any such law enacted after the date hereof requires that a mortgage contain specific language in order for the holder thereof to have such power of sale, this Mortgage shall be deemed modified to include such language.

54.          Open End Provision. This is an “open end mortgage” under Section 49-2 of the Connecticut General Statutes, as amended, securing advances under the Note, and the Mortgagee shall have all the rights, powers and protection to which the holder of any open end mortgage is entitled. It is further agreed that upon request of the Mortgagor, the Mortgagee may hereafter, at its option, at any time before full payment of this Mortgage, make further advances to the Mortgagor, in amounts and at such rates of interest as Mortgagee shall determine, and every such further advance, with interest, shall be secured by this Mortgage, provided, that the amount of the principal secured by this Mortgage and remaining unpaid shall at no time exceed the original principal sum secured hereby and provided that the time of repayment of such advancement shall not extend the time of repayment beyond the maturity of the original debt hereby secured.

THE CONDITION OF THIS MORTGAGE DEED is such that whereas Mortgagor is indebted to Mortgagee in the sum of $21,765,000, as evidenced by the two Notes of even date herewith in the face amount of said sum executed by Mortgagor and delivered to Mortgagee, a copy of each of which Notes is attached hereto as Exhibit B-1 and Exhibit B-2 and made a part hereof, and this Mortgage is made to secure the payment of the principal and interest due under the Notes and performance and discharge of Mortgagor’s obligations, covenants, and agreements under the Notes and the Loan Documents;

NOW, THEREFORE, if said Notes shall be well and truly paid according to their tenor and if all the terms, covenants, conditions and agreements of Mortgagor herein contained shall be fully and faithfully performed, observed and complied with, then this Mortgage shall be void, but otherwise shall remain in full force and effect.

[Remainder of page intentionally left blank; signature page to follow.]

IN WITNESS WHEREOF, Mortgagor has duly executed and delivered this Mortgage under seal as of the day and year first above written.

Witnesses:		MORTGAGOR:

/s/ Natalie Servidio		WU/LH 25 EXECUTIVE L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

/s/ Natalie Servidio		WU/LH 12 CASCADE L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

/s/ Natalie Servidio		WU/LH 269 LAMBERT L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

[Signature Page to CT First Mortgage]

/s/ Natalie Servidio		WU/LH 470 BRIDGEPORT L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

/s/ Natalie Servidio		WU/LH 22 MARSH HILL L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

/s/ Natalie Servidio		WU/LH 15 EXECUTIVE L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

/s/ Natalie Servidio		WU/LH 950 BRIDGEPORT L.L.C.
Name:	Natalie Servidio
		By:	Lighthouse 100 William Operating LLC,
/s/ Renata Tarasewicz			a New York limited liability company,
Name:	Renata Tarasewicz		Its Sole Manager

			By:	/s/ Louis Sheinker
				Name:	Louis Sheinker
				Title:	Manager

[Signature Page to CT First Mortgage]

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 25 EXECUTIVE L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 12 CASCADE L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 269 LAMBERT L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

[Acknowledgement Page to CT First Mortgage]

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 470 BRIDGEPORT L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 22 MARSH HILL L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 15 EXECUTIVE, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

[Acknowledgement Page to CT First Mortgage]

STATE OF NEW YORK	)
	)	ss.	February 25, 2008
COUNTY OF NEW YORK	)

Then personally appeared the above-named Louis Sheinker, Manager of Lighthouse 100 William Operating LLC, a New York limited liability company, the Sole Manager of WU/LH 950 BRIDGEPORT L.L.C, and acknowledged the execution of the foregoing instrument to be his free act and deed and the free act and deed of said limited liability companies.

/s/ Christine McGuinness
Notary Public
My Commission Expires:
[SEAL]

CHRISTINE McGUINNESS
NOTARY PUBLIC, State of New York
No. 02MC6038097
Qualified in New York County
Commission Expires March 6, 2002

[Acknowledgement Page to CT First Mortgage]

EXHIBIT A

DESCRIPTION OF LAND

PARCEL 1

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven and State of Connecticut, said parcel is shown on a certain map entitled: “Improvement Location Survey at 12 Cascade Boulevard, Orange, Connecticut 06477 Prepared for Baker Properties, LP”, scale 1” = 40’, dated January 23, 2008 prepared by A M Engineering to be filed in the office of Orange Town Clerk and being more particularly bounded and described as follows:

Beginning at a point on the Northerly street line of Cascade Boulevard said point being 298.95 feet west of a monument at the point of curvature of a curve said curve being near the intersection of the said Northerly street line with the Westerly street line of Marsh Hill Road;

Thence by a bearing of S78°-55’-33”W for a distance of 16.04 feet to the point of curvature of a curve; thence along said curve to the left for a distance of 145.50 feet said curve having a radius of 470.00 feet, a Delta angle of 17°-44’-14”, a chord length of 144.92 feet and a chord bearing of S70°-03’-26”W all being along the Northerly street line of Cascade Boulevard;

Thence by a bearing of N72°-47’-04”W for a distance of 868.68 feet along the Orange and Milford Town Line; abutting land of now or formerly of Light Sources Inc., now or formerly of 114 Cascade Boulevard, now or formerly of Standard Investment Properties of Milford LLC and now or formerly of Orange Research Associates LLC:

Thence by a bearing of N50°-32’-16”E for a distance of 166.50 feet, abutting land of now or formerly Baker Properties Limited Partnership (Lot 2A);

Thence by the following bearings and distances: S84°-27’-44”E for a distance of 220.00 feet; N05°-32’-16”E for a distance of 25.00 feet, abutting land of now or formerly Baker Properties Limited Partnership (Lot 1A);

Thence by a bearing of S84°-27’-44”E for a distance of 584.08 feet, abutting land of now or formerly Baker Properties Limited Partnership (Lot 1A, Lot 1C); a portion of said line also being along a party wall;

Thence by a bearing of S11°-04’-27”E for a distance of 262.59 feet, abutting land now or formerly Baker Properties Limited Partnership (Lot 1C); to the point and place of beginning.

Together with:

Exhibit A-1

Amended and Restated Declaration and Grant of Easements by and between WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 35 EXECUTIVE L.L.C. and WU/LH 25 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records which amends and restates in its entirety that certain Declaration of Easements by Baker Properties Limited Properties Partnership dated March 22, 1988 and recorded April 27, 1988 in Volume 328, Page 218 of the Orange Land Records, as amended by that certain instrument dated December 27, 1989 and recorded December 27, 1989 in Volume 342, Page 307 of the Orange Land Records.

Party Wall Agreement by and between WU/LH 12 CASCADE L.L.C. and WU/LH 15 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records.

Exhibit A-2

PARCEL 2

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven and State of Connecticut, said parcel is shown on a certain map entitled: “Improvement Location Survey at 15 Executive Boulevard, Orange, Connecticut 06477 Prepared for Baker Properties, LP” scale 1” = 40”, dated January 23, 2008 prepared by A M Engineering to be filed in the office of the Orange Town and being more particularly bounded and described as follows:

Beginning at a point at the Southeasterly corner of the herein described parcel, said point also being the Southwesterly corner of Lot 1C;

Thence by a bearing of N84°-27’-44”W for a distance of 418.67 feet, abutting land now or formerly Baker Properties Limited Partnership (Lot 1B); a portion of said line also being along a party wall;

Thence by the following bearings and distances: S05°-32’-16”W for 25.00 feet, N84°-27’-44”W for 220.00 feet, abutting land now or formerly Baker Properties Limited Partnership (Lot 1B);

Thence by the following bearings and distances: N05°-32’-16”E for 85.00 feet, N84°-27’-44”W for 96.82 feet, N48°-37’-48”E for 350.88 feet, N02°-17’-17”E for 50.00 feet, abutting land now or formerly Baker Properties Limited Partnership (Lot 2A);

Thence by the following bearings and distances: S87°-42’-43”E for 123.85 feet, S86°-00’-52”E for 70.86 feet, S82°-26’-25”E for 41.32 feet, S75°-22’-21”E for 5.59 feet, S86°-04’-49”E for 50.52 feet, S83°-07’-28”E for 143.83 feet, to a monument abutting land now or formerly of Baker Properties Limited Partnership (60 Marsh Hill Road);

Thence by the following bearings and distances: S05°-50’-19”E for 53.89 feet to the point of curvature of a non-tangent curve, thence along said curve to the right for a distance of 36.78 feet said curve having a radius of 975.00 feet, a Delta angle of 02° 09’ 40”, a chord length of 36.77 feet and a chord bearing of S78°-44’-50”E, S77° 40’ 00”E for 15.92 feet, abutting land now or formerly of Baker Properties Limited Partnership (Lot 1C);

Thence S05°-32’-18”W for 312.44 feet; abutting land now or formerly of Baker Properties Limited Partnership (Lot 1C); a portion of said line is along a party wall; to the point and place of beginning.

Together with:

Amended and Restated Party Wall Agreement by and between WU/LH 15 EXECUTIVE L.L.C. and WU/LH 22 MARSH HILL L.L.C dated February 25, 2008 and to be recorded in the Orange Land Records.

Exhibit A-3

Amended and Restated Declaration and Grant of Easements by and between WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 35 EXECUTIVE L.L.C. and WU/LH 25 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records which amends and restates in its entirety that certain Declaration of Easements by Baker Properties Limited Properties Partnership dated March 22, 1988 and recorded April 27, 1988 in Volume 328, Page 218 of the Orange Land Records, as amended by that certain instrument dated December 27, 1989 and recorded December 27, 1989 in Volume 342, Page 307 of the Orange Land Records.

Party Wall Agreement by and between WU/LH 12 CASCADE L.L.C. and WU/LH 15 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records.

Exhibit A-4

PARCEL 3

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven and State of Connecticut, said parcel is shown on a certain map entitled “Improvement Location Survey at 22 Marsh Hill Road Orange, Connecticut 06477 Prepared for Baker Properties, LP” scale 1” = 40’, dated January 23, 2008 prepared by A M Engineering to be filed in the office of the Orange Town Clerk and being more particularly bounded and described as follows:

Beginning at a point on the Westerly street line of Marsh Hill Road, being at the Northeast corner of the subject parcel (Lot 1C) and Property now or formerly of Marsh Hill Farms LLC;

Thence, by the following bearings and distances: South 09° 03’ 33” East for a distance of 144.36 feet, South 06° 51’ 16” East for a distance of 179.37 feet, South 12° 11’ 58” East for a distance of 100.24 feet, South 11° 04’ 27” East for a distance of 100.00 feet to the point of curvature of a curve, all being along the Westerly street line of Marsh Hill Road;

Thence, along said curve to the right for a distance of 39.27 feet, said curve having a radius of 25.00 feet and a Delta angle of 90° 00’ 00”, a chord length of 35.36’ feet and a chord bearing of South 33° 55’ 33” West to a monument being at the Intersection of Marsh Hill Road and Cascade Boulevard;

Thence, by a bearing of South 78° 55’ 33” West for a distance of 298.95 feet, being along the Northerly street line of Cascade Boulevard;

Thence, by a bearing of North 11° 04’ 27” West for a distance of 262.59 feet, and by a bearing of North 84° 27’ 44” West for a distance of 165.41 feet, abutting land now or formerly of Baker Properties Limited Partnership (Lot 1B);

Thence, by a bearing of North 05° 32’ 18” East for a distance of 312.44 feet, abutting land now or formerly of Baker Properties Limited Partnership (Lot 1A); a portion of said line is along a party wall;

Thence, by the following bearings and distances: North 77° 40’ 00” West for 15.92 feet to the point of curvature of a curve; thence along said curve, to the left for 36.78 feet said curve having a radius of 975.00 feet, a Delta angle of 02° 09’ 40”, a chord length of 36.77 feet and a chord bearing of North 78° 44’ 50” West, North 05° 50’ 19” West for a distance of 53.89 feet to a monument, abutting land of Baker Properties Limited Partnership (Lot 1A);

Thence, by the following bearings and distances: North 05° 50’ 20” West for a distance of 215.91 feet to a monument, North 82° 49’ 28” East for a distance of 177.88 feet, abutting land now or formerly of Baker Properties Limited Partnership;

Thence by the following bearings and distances: South 05° 50’ 20” East for a distance of 275.41 feet, South 76° 58’ 10” East for a distance of 36.29 feet to a rebar, South 88° 16’ 20” East for a distance of 87.11 feet to an iron pipe, North 89° 08’ 57” East for a distance of 165.68 feet the point place and beginning.

Together with:

Exhibit A-5

Amended and Restated Party Wall Agreement by and between WU/LH 15 EXECUTIVE L.L.C. and WU/LH 22 MARSH HILL L.L.C dated February 25, 2008 and to be in the Orange Land Records.

Amended and Restated Declaration and Grant of Easements by and between WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 35 EXECUTIVE L.L.C. and WU/LH 25 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records which amends and restates in its entirety that certain Declaration of Easements by Baker Properties Limited Properties Partnership dated March 22, 1988 and recorded April 27, 1988 in Volume 328, Page 218 of the Orange Land Records, as amended by that certain instrument dated December 27, 1989 and recorded December 27, 1989 in Volume 342, Page 307 of the Orange Land Records.

Exhibit A-6

PARCEL 4

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven and State of Connecticut, said parcel is shown on a certain map entitled: “Improvement Location Survey at 25 Executive Boulevard, Orange, Connecticut 06477 Prepared for Baker Properties, LP” scale 1” = 40”, dated January 23, 2008 prepared by A M Engineering to be filed in the office of the Orange Town Clerk as and being more particularly bounded and described as follows:

Beginning at a point on the town line of Orange and Milford, said point being 868.68 feet Westerly, as measured along said town line from the intersection of the town line with the Northeasterly street line of Cascade Boulevard;

Thence, by a bearing of North 72° 47’ 04” West for a distance of 4.38 feet, abutting land now or formerly Orange Research Associates LLC and also being measured along said town line;

Thence, by the following bearings and distances: North 41° 11’ 12” West for a distance of 321.60 feet, North 48° 37’ 48” East for a distance of 390.00 feet, abutting land now or formerly Baker Properties Limited Partnership (Lot 2B);

Thence, by the following bearings and distances, South 83° 06’ 45” East for a distance of 128.31 feet, South 87° 42’ 43” East for a distance of 101.67 feet, abutting land now or formerly of Baker Properties Limited Partnership (60 Marsh Hill Road);

Thence, by the following bearings and distances: South 02° 17’ 17” West for a distance of 50.00 feet, South 48° 37’ 48” West for a distance of 350.88 feet, South 84° 27’ 44” East for a distance of 96.82 feet, South 05° 32’ 16” West for a distance of 85.00 feet, abutting land now or formerly of Baker Properties Limited Partnership (Lot 1A);

Thence, by a bearing of South 50° 32’ 16”West for a distance of 166.50 feet, abutting land now or formerly of Baker Properties Limited Partnership (Lot 1B); to the point and place of beginning.

Together with:

Amended and Restated Declaration and Grant of Easements by and between WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 35 EXECUTIVE L.L.C. and WU/LH 25 EXECUTIVE L.L.C. dated February 25, 2008 and to be recorded in the Orange Land Records which amends and restates in its entirety that certain Declaration of Easements by Baker Properties Limited Properties Partnership dated March 22, 1988 and recorded April 27, 1988 in Volume 328, Page 218 of the Orange Land Records, as amended by that certain instrument dated December 27, 1989 and recorded December 27, 1989 in Volume 342, Page 307 of the Orange Land Records.

Exhibit A-7

PARCEL 5

PARCEL A:

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven, and State of Connecticut, said parcel is shown as Parcel A on a certain map entitled: “Improvement Location Survey At 269 Lambert Road Orange, Connecticut 06477 Prepared for Baker Properties, LP.” Scale 1” = 40’, dated January 23, 2008 prepared by A M Engineering to be filed in the office of the Orange Town Clerk and being more particularly bounded and described as follows:

Beginning at a point being on the Easterly street line of South Lambert Road, said point is marked on the ground by a rebar and being at the northwest corner of the herein described parcel of land and at the southwesterly corner of land now or formerly of Orange Plaza LLC;

Thence, by the following bearings and distances: North 59°-41’-15” East for a distance of 286.96 feet to an iron pipe found, South 41°-34’-44” East for a distance of 402.04 feet, South 22°-48’-03” West for a distance of 451.15 feet, South 33°-29’-14” West for a distance of 37.86 feet, South 56°-41’-54” West for a distance of 30.34 feet, South 89°-14’-34” West for a distance of 36.48 feet to a rebar set, all being along land now or formerly of Orange Plaza LLC;

Thence, by the following bearings and distances: North 41°-32’-35” West for a distance of 113.39 feet to the point of curvature of a curve; thence along said curve, to the right for 407.62 feet said curve having a radius of 664.04 feet, a Delta angle of 35°-10’-15”, a chord length of 401.25 feet and a chord bearing of North 23°-57’-23” West, Thence North 06º-22’-14” West for a distance of 170.02 feet to the point and place of beginning. All being along the easterly street line of South Lambert Road.

Together with:

Agreement between Indian River Associates and Baker Properties Limited Partnership in Vol. 328 Page 13, Volume 328 Page 21, Volume 328 Page 69.

Easement Agreement between Indian River Associates, Baker Properties Limited Partnership, and Gary Richitelli and Arnold Peck in Volume 328 at Page 53.

Exhibit A-8

PARCEL B:

All that certain piece or parcel of land situated in the Town of Orange, County of New Haven, and State of Connecticut, said parcel is shown as Parcel B on a certain map entitled: “Improvement Location Survey At 269 Lambert Road Orange, Connecticut 06477 Prepared for Baker Properties, LP.” Scale 1” 40’, dated January 23, 2008 prepared by A M Engineering on to be recorded in the office of the Orange Town Clerk being more particularly bounded and described as follows:

Beginning at a point being on the Westerly street line of South Lambert Road, said point is marked on the ground by a rebar and being at the northeast corner of land now or formerly of Foyer Family LTD Partnership;

Thence, by the following bearings and distances: North 86°-05’-22” West for a distance of 38.62 feet, North 70°-21’-03” West for a distance of 88.40 feet, North 83°-13’-44” West for a distance of 66.13 feet to a point, all being along the centerline of a brook and along land now or formerly of Foyer Family LTD Partnership;

Thence, by the following bearings and distances: North 03°-25’-20” East for a distance of 139.95 feet to a rebar set, North 84°-34’-57” West for a distance of 62.58 feet to a point being a 24” tree on the easterly street line Old Lambert Road, all being along land now or formerly of Donald P. Foyer SR. Trustee;

Thence, by the following bearings and distances: North 11°-42’-00” East for a distance of 44.50 feet to the point of curvature of a curve; thence along said curve, to the right for 48.17 feet said curve having a radius of 63.32 feet, a Delta angle of 43°-35’-25”, a chord length of 47.02 feet and a chord bearing of North 47°-45’-40” East to the point of curvature of a curve; thence along said curve, to the right for 1.62 feet said curve having a radius of 40.00 feet, a Delta angle of 02°-19’-02”, a chord length of 1.62 feet and a chord bearing of North 70°-42’-24” East, all being along the southeasterly street line of Old Lambert Road;

Thence, by the following bearings and distances: South 67°-59’-58” East for a distance of 29.55 feet to the point of curvature of a curve; thence along said curve, to the left for 234.13 feet said curve having a radius 746.72 feet, a Delta angle of 17°-57’-54”, a chord length of 233.17 feet, and a chord bearing of South 32°-33’-40”East, Thence South 41°-32’-42” East for a distance of 12.39 feet to the point of curvature of a curve; thence along said curve, to the left for 56.67 feet said curve having a radius 1,030.00 feet, a Delta angle of 03°-09’-08”, a chord length of 56.66 feet, and a chord bearing of South 38°-03’-14” East to the point and place of beginning. All being along the westerly street line of South Lambert Road.

Exhibit A-9

Together with:

Agreement between Indian River Associates and Baker Properties Limited Partnership in Vol. 328 Page 13, Volume 328 Page 21, Volume 328 Page 69.

Easement Agreement between Indian River Associates, Baker Properties Limited Partnership, and Gary Richitelli and Arnold Peck in Volume 328 at Page 53.

Exhibit A-10

PARCEL 6

PARCEL A

A certain piece or parcel of land depicted as “Parcel A”, as shown a map entitled “Perimeter Survey, Land of Baker Properties, 470 Bridgeport Avenue (Conn. Route 74), Shelton, Connecticut,” scale 1” = 50’, dated October 16, 2007, revised through 2/20/08, prepared by The LRC Group, and to be filed in the Office of the Town Clerk of the Town of Shelton.

Beginning at a iron pipe found located at the southwest corner of land now or formerly of Kenneth F. Holec, said iron pipe being the following five (5) courses and distances from a point in the easterly street line of Todd Road S48°00’25”E 82.80 feet, southeasterly on a curve to the right having a radius of 152.00 feet and an arc length of 132.14 feet, N01’48’00”E 36.01 feet, southeasterly on a curve to the left having a radius of 240.00 feet and an arc length of 90.95 feet and N14°51’33”E 54.40 feet as measured along the property line between land now or formerly of Baker Properties (466 Bridgeport Avenue) and land now or formerly of Baker Properties (470 Bridgeport Avenue) and through land of said Baker Properties (466 Bridgeport Avenue) partly by each, said iron pipe being in the easterly property of land now or formerly of Baker Properties (466 Bridgeport Avenue) and the northwest corner of herein described parcel;

Thence running S73°07’03”E 334.69 feet along land now or formerly of said Holec to a rebar set in the westerly property line of land now or formerly of Outlaw Shelton Associates;

Thence running southerly and easterly the following eight (8) courses and distances along land now or formerly of said Outlaw Shelton Associates S24°01’48”W 165.27 feet to a rebar set, S31°24’14”W 133.88 feet to a rebar set, S08°38’12”W 74.87 feet to a rebar set, S14°19’53”W 69.16 feet to a 18” oak tree with wire, S13°07’53”W 49.04 feet to a double oak tree with wire, S01°14’51”E 21.47 feet, S09°11’36”W 68.24 feet to a rebar set, S12°15’40”E 138.95 feet to a rebar set in the northeasterly corner of Parcel B;

Thence running northwesterly, southwesterly, southeasterly the following seven (7) courses and distances along said Parcel B N77°47’46”W 122.29 feet, S87°17’16”W 43.96 feet, S22°58’44”W 152.11 feet, S18°52’18”W 98.53 feet, S22°14’23”W 47.13 feet, S06°48’29” W 87.78 feet, S04°41’00”E 34.95 feet to a point in the northerly property line of land now or formerly of Giannattasio Charitable Trust;

Thence running N83°49’43”W 458.05 feet along said Giannattasio Charitable Trust to a point in the easterly property line of land now or formerly of Crown Point Associates IV, LLC;

Exhibit A-11

Thence running northerly, northeasterly and northerly again the following twenty three (23) courses and distances along land now or formerly of Crown Point Associates IV, LLC, land now or formerly of Crown Point Associates III, LLC, land now or formerly of Crown Point Associates II, LLC and land now or formerly of Baker Properties (466 Bridgeport Avenue) partly by each N18°17’34”E 62.17 feet, N18°34’59”E 48.26 feet, N18°18’24”E 41.94 feet, N25°56’03”E 41.02 feet, N15°40’56”E 89.38 feet, N21°33’49”E 88.48 feet, N26°53’59”E 68.58 feet, N14°12’58”E 42.77 feet, N32°57’12”E 55.42 feet, N44°36’14”E 25.66 feet, N37°34’43”E 28.80 feet, N36°59’26”E 95.68 feet, N41°34’55”E 30.72 feet, N28°20’47”E 106.99 feet, N16°01’46”E 26.91 feet, N60°07’52”E 49.75 feet, N58°08’02”E 21.15 feet, N29°25’17”E 73.17 feet, N29°19’37” 67.23 feet, N45°28’36”E 19.18 feet, N26°50’49”E 40.04 feet, N20°36’05”E 87.75 feet and N14°51’33”E 54.40 feet to the point or place of beginning.

Together with an Easement Agreement between WU/LH 466 BRIDGEPORT L.L.C. and WU/LH 470 BRIDGEPORT L.L.C. dated February 25, 2008 to be recorded in the Shelton Land Records.

PARCEL B

A certain piece or parcel of land depicted as “Parcel B”, as shown a map entitled “Perimeter Survey, Land of Baker Properties, 470 Bridgeport Avenue (Conn. Route 74), Shelton, Connecticut,” scale 1” = 50’, dated October 16, 2007, revised through 2/20/08, prepared by The LRC Group, and to be filed in the Office of the Town Clerk of the Town of Shelton.

A certain piece or parcel of land containing 1.909 acres, known as Parcel acquired from the State of Connecticut, located in the Town of Shelton, County of Fairfield, State of Connecticut;

Beginning at a rebar set in the non-access line of Connecticut Route 8, said point being the southeasterly property line of land now or formerly of Outlaw Shelton Association and the northeast corner of herein described parcel;

Thence southerly and southwesterly the following two (2) courses along said westerly non-access highway line of Connecticut Route 8 on a curve to the left having a radius of 11,599.16 an arc length of 342.22 feet a chord bearing of S25°01’27”W, chord distance of 342.21 feet to Connecticut Highway Department (CHD) Monument and S66°14’02”W 41.24 feet to the northeast corner of land now or formerly of Giannattasio Charitable Trust;

Thence running N83°50’54”W 134.21 feet along land now or formerly of said Giannattasio Charitable Trust to a point;

Thence running the following seven (7) courses and distances along land now or formerly of Baker Properties, N04°41’00W 34.95 feet, N06°48’29”E 87.78 feet, N22°14’23 E 47.13 feet, N18°52’18”E 98.53 feet, N22°58’44”E 152.11 feet, N87°17’16”E 43.96 feet, S77°47’46”E 122.29 feet to a rebar set in the westerly property line of land of said Outlaw Shelton Association;

Exhibit A-12

Thence running southerly and easterly the following two (2) courses and distances along said Outlaw Shelton Association S10°08’51”E 72.00 feet to a rebar set, N70°41’22”E 24.56 feet to a point or place of beginning.

Together with an Easement Agreement between WU/LH 466 BRIDGEPORT L.L.C. and WU/LH 470 BRIDGEPORT L.L.C. dated February 25, 2008 to be recorded in the Shelton Land Records.

Exhibit A-13

PARCEL 7

PARCEL A:

All that certain piece or parcel of land situated in the City of Milford, County of New Haven, and State of Connecticut, said parcel is shown as 950 Bridgeport Avenue (Parcel 1) on a certain map entitled: “Improvement Location Survey At 950 & 974 Bridgeport Avenue Milford, Connecticut 06460, Prepared for Baker Properties, LP.” Scale 1” = 40’, dated January 23, 2008 prepared by A M Engineering to be recorded in the office of the Milford Town Clerk and more particularly bounded and described as follows;

Beginning at a point being on the northerly highway line of Bridgeport Avenue (Route 162) said point being 45.60 feet east of a CHD monument found;

Thence, by a bearing of North 15°-45’-20” West for a distance of 376.09 feet to the point of curvature of a curve, being along the easterly street line of Dorsey Lane;

Thence, along said curve, to the right for a distance of 204.25 feet said curve having a radius of 5,716.41 feet, a Delta angle of 02°-02’-50”, a chord length of 204.24 feet, and a chord bearing of North 76°-50’-05” East;

Thence, North 77°-51’-30” East for a distance of 544.84 feet to a rebar set, all being along land now or formerly of The New York, New Haven & Hartford Railroad Company, The State of Connecticut Department of Transportation; Metro North Railroad;

Thence, by the following bearings and distances: South 12°-08’-30” East for a distance of 60.00 feet, North 77°-51’-30” East for a distance of 0.96 feet to a monument found, South 14°-17’-30” East for a distance of 136.07 feet to a monument found, all being along land now or formerly of B & Q Associates, LLC;

Thence, by a bearing of South 72°-30’-00” West for a distance of 230.00 feet to a monument found, being along land now or formerly of Maria Deicicchi, Trustee;

Thence, by the following bearings and distances: South 72°-30’-00” West for a distance of 120.00 feet, South 14°-17’-30” East for a distance of 100.00 feet, all being along land now or formerly of other property of Baker Properties, LP shown as 974 Bridgeport Avenue (Parcel 2);

Thence, by the following bearings and distances: South 72°-30’-00” West for a distance of 37.24 feet to a CHD monument found, South 70°-12’-50” West for a distance of 352.76 feet to the point and place of beginning. All being along the northerly highway line of Bridgeport Avenue (Route 162).

Exhibit A-14

PARCEL B:

All that certain piece or parcel of land situated in the City of Milford, County of New Haven, and State of Connecticut, said parcel is shown as 974 Bridgeport Avenue (Parcel 2) on a certain map entitled: “Improvement Location Survey At 950 & 974 Bridgeport Avenue Milford, Connecticut 06460, Prepared for Baker Properties, LP.” Scale 1” = 40’, dated January 23, 2008 prepared by A M Engineering more particularly bounded and described as follows:

Beginning at a point being on the northerly highway line of Bridgeport Avenue (Route 162), said point being 37.24 feet easterly from a CHD monument found, said monument being 352.76 feet easterly from the intersection of Dorsey Lane and Bridgeport Avenue (Route 162);

Thence, by the following bearings and distances: North 14°-17’-30” West for a distance of 100.00 feet, North 72°-30’-00” East for a distance of 120.00 feet to a monument found. All being along land now or formerly of other property of Baker Properties, LP shown as 950 Bridgeport Avenue (Parcel 1);

Thence, by a bearing of South 14°-17’-30” East for a distance of 100.00 feet, being along land now or formerly of Maria Deicicchi, Trustee;

Thence, by a bearing of South 72°-30’-00” West for a distance of 120.00 feet to the point and place of beginning. Being along the northerly highway line of Bridgeport Avenue (Route 162).

Exhibit A-15

Loan No. 523035

EXHIBIT B-1

MORTGAGE NOTE

$9,765,000.00 Note No: A-CT	New York, New York February 25, 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Nine Million Seven Hundred Sixty-Five Thousand and No/100 Dollars ($9,765,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.           Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)              If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)              Interest only is to be paid in installments as follows: $50,208.38 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of March, 2013;

(c)               Principal and interest is to be paid in installments as follows: $59,617.63 on the first day of April, 2013, and on the first day of each calendar month thereafter up to and including the first day of February, 2018; and

(d)              The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2018 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Six and Seventeen One-Hundredths Percent (6.17%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $21,765,000.00 (the “CT Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the CT Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the fifth (5th) Loan Year (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)                                               the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                               1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                 Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                            The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                                  1.0% of the then outstanding principal balance of the Note; or

(b)                            An amount equal to 10.0% of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred.

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This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the CT Loan given by Maker for the use and benefit of Payee covering certain premises located at 269 South Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

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8.                                      Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

9.                                      Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non judicial foreclosure proceeding.

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17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non- renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

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Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company

c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

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21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (I) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (II) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

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IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note A-CT]

EXHIBIT B-2

Loan No. 523053

MORTGAGE NOTE

$12,000,000.00	New York, New York
Note No: C-CT	February 25, 2008

FOR VALUE RECEIVED, WU/LH 470 BRIDGEPORT L.L.C., WU/LH 950 BRIDGEPORT L.L.C., WU/LH 12 CASCADE L.L.C., WU/LH 15 EXECUTIVE L.L.C., WU/LH 22 MARSH HILL L.L.C., WU/LH 25 EXECUTIVE L.L.C., WU/LH 269 LAMBERT L.L.C., WU/LH 103 FAIRVIEW PARK L.L.C., WU/LH 412 FAIRVIEW PARK L.L.C., WU/LH 401 FIELDCREST L.L.C., WU/LH 404 FIELDCREST L.L.C., WU/LH 36 MIDLAND L.L.C., WU/LH 100-110 MIDLAND L.L.C., WU/LH 112 MIDLAND L.L.C., WU/LH 199 RIDGEWOOD L.L.C., WU/LH 203 RIDGEWOOD L.L.C., WU/LH 8 SLATER L.L.C., WU/LH 100 AMERICAN L.L.C., WU/LH 200 AMERICAN L.L.C., WU/LH 300 AMERICAN L.L.C., WU/LH 400 AMERICAN L.L.C. and WU/LH 500 AMERICAN L.L.C., each a Delaware limited liability company having an address at c/o Lighthouse Real Estate Management LLC, 60 Hempstead Avenue, Suite 718, West Hempstead, New York 11552 (hereinafter collectively referred to as “Maker”), promise to pay to the order of JOHN HANCOCK LIFE INSURANCE COMPANY (“John Hancock”), a Massachusetts corporation, its successors and assigns, at its principal place of business at 197 Clarendon Street, Boston, Massachusetts 02116 (John Hancock and each successor or assign being hereinafter referred to as “Payee”), or at such place as the holder hereof may from time to time designate in writing, the principal sum of Twelve Million and No/100 Dollars ($12,000,000.00) in lawful money of the United States of America with interest thereon to be computed from the date of disbursement of the loan proceeds at the Applicable Interest Rate (hereinafter defined).

1.                                      Payment of Principal and Interest. Principal and interest shall be paid as follows:

(a)                                           If the loan proceeds are not disbursed on the first day of a month, then interest only at the Applicable Interest Rate from and including the date of disbursement of the loan proceeds to the first day of the month following such disbursement shall be due and payable in advance on the date of such disbursement;

(b)                                           Interest only is to be paid in installments as follows: $51,200.00 on the first day of April, 2008 and on the first day of each calendar month thereafter up to and including the first day of February, 2011; and

(c)                                            The outstanding principal balance and all accrued and unpaid interest thereon and all other sums and fees due under this Note shall be due and payable on the first day of March, 2011 (the “Maturity Date”).

Interest on the principal balance of this Note shall be calculated on a monthly basis using, as the agreed method of calculation, a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each; provided, however, that interest for a period of less than a full month shall be calculated by multiplying the actual number of days elapsed during such partial month by a daily rate based upon a three hundred sixty-five day year and the interest rate then due under this Note.

The term “Applicable Interest Rate” as used in this Note shall mean from the date of disbursement of the loan proceeds through and including the Maturity Date, a rate of Five and Twelve One-Hundredths Percent (5.12%) per annum.

If at any time Payee receives, from Maker or otherwise, any amount applicable to the Debt (hereinafter defined) which is less than all amounts due and payable at such time, Payee may apply that payment to amounts then due and payable in any manner and in any order determined by Payee, in Payee’s sole discretion. Payee shall, however, be under no obligation to accept any amount less than all amounts then due and payable. Maker agrees that neither Payee’s acceptance of a payment from Maker in an amount that is less than all amounts then due and payable nor Payee’s application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction. This provision shall control notwithstanding any inconsistent direction by Maker or any other obligor hereunder.

This Note is issued by Maker to Payee pursuant to a certain Loan Agreement by and among Maker and John Hancock of even date herewith (the “Loan Agreement”) whereby John Hancock has agreed to make three (3) separate loans to Maker in the aggregate principal amount of $105,000,000.00. This Note evidences a portion of one of such loans, which loan is in the aggregate principal amount of $21,765,000.00 (the “CT Loan”), as set forth in the Loan Agreement. Reference is hereby made to the Loan Agreement for a full statement of the rights of the holder of, and the nature and extent of the security for, this Note. The whole of the principal sum of this Note, together with all interest accrued and unpaid thereon and all other sums due under this Note, any other mortgage note evidencing any other portion of the CT Loan, and the Loan Agreement and any other instrument now or hereafter evidencing, securing, guaranteeing or executed in connection with the Loan Agreement or the indebtedness evidenced hereby (the “Loan Documents”) (all such sums hereinafter collectively referred to as the “Debt”) shall without notice become immediately due and payable at the option of Payee on the happening of an “Event of Default” as the same is defined in the Loan Agreement (hereinafter defined). All of the terms, covenants and conditions contained in the Loan Agreement and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of any conflict between the terms of the Note and the terms of the Loan Agreement, the Mortgages and other security instruments, the terms of this Note shall govern, except as specifically provided herein or in the Loan Agreement.

2.                                      Prepayment. Except as provided below, Maker may not prepay the loan evidenced by this Note in whole or in part.

On or after the end of the first 1.5 Loan Years (as hereinafter defined), on any scheduled payment date and subject to giving Payee not less than thirty (30) nor more than ninety (90) days’ prior written notice specifying the scheduled payment date on which prepayment is to be made (the “Prepayment Date”), Maker may prepay the entire principal amount together with any and all accrued interest and other sums due under the Loan Documents, and subject to payment of a prepayment premium equal to the greater of:

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(a)                                 the positive amount, if any, equal to (i) the sum of the present values of all scheduled payments due under the Note from the Prepayment Date to and including the Maturity Date, minus (ii) the principal balance of the Note immediately prior to such prepayment; or

(b)                                 1.0% of the principal balance of the Note immediately prior to such prepayment.

All present values shall be calculated as of the Prepayment Date, using a discount rate, compounded monthly, equal to the yield rate plus twenty-five (25) basis points, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the Prepayment Date.

In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

The loan evidenced by this Note will be open to prepayment without premium on any scheduled payment date during the last ninety (90) days of the term of this Note.

If any notice of prepayment is given, the principal balance of the loan evidenced by this Note and the other sums required pursuant to this Section 2 shall be due and payable on the Prepayment Date, unless Maker provides written notice to Payee that it is revoking said prepayment notice no later than five (5) business days prior to the Prepayment Date.

Provided no default exists under the Loan Documents, the above premium shall not be applicable to a prepayment resulting from Payee’s election to require insurance loss proceeds or condemnation awards to be applied to a payment of principal.

No partial prepayment shall be allowed.

The Loan Year is defined as any twelve month period commencing with the date on which the first monthly installment is due or any anniversary thereof.

3.                                      Acceleration/Default. Maker acknowledges that the loan evidenced by this Note was made on the basis and assumption that Payee would receive the payments of principal and interest set forth herein for the full term of this Note. Therefore, whenever the Maturity Date of the loan evidenced by this Note has been accelerated by reason of an Event of Default under the Loan Documents, which Event of Default occurs prior to the time period, if any, in which prepayment is allowed and prior to the date on which the full amount of the balance of principal and interest then remaining unpaid shall be due, including an acceleration by reason of sale, conveyance, further encumbrance or other Event of Default (which acceleration shall be at Payee’s sole option), there shall be due, in addition to the outstanding principal balance, accrued interest and other sums due under the Loan Documents, a premium equal to the greater of:

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(a)                                 The sum obtained by adding:

(i)                                     the positive amount, if any, equal to (aa) the sum of the present values of all scheduled payments due under this Note from the date of said payment to and including the Maturity Date of the Note, minus (bb) the then outstanding principal balance of the Note, and

(ii)                                  1.0 % of the then outstanding principal balance of the Note; or

(b)                            An amount equal to 10.0 % of the then outstanding principal balance of the Note.

All present values shall be calculated as of the date of said payment, using a discount rate, compounded monthly, equal to the yield rate, converted to its monthly equivalent, of the United States Treasury Security having the closest maturity date to the Maturity Date of the Note as established in the Wall Street Journal or other business publication of general circulation five (5) business days before the date of said payment. In the event that the yield rate on publicly traded United States Treasury Securities is not obtainable, then the nearest equivalent issue or index shall be selected, at Payee’s reasonable determination, and used to calculate the prepayment premium.

If an Event of Default occurs on or after the date on which prepayment is permitted, then in lieu of the above premium, payment of a premium calculated in the manner set forth in Section 2 hereof shall be required.

A tender of the amount necessary to satisfy the entire indebtedness, paid at any time following such Event of Default or acceleration, including at a foreclosure sale or during any subsequent redemption period, if any, shall be deemed a voluntary prepayment, and, at Payee’s option, such payment shall include a premium as described above.

4.                                      Default Rate. Maker does hereby agree that upon the occurrence of an Event of Default and while any Event of Default exists, including, without limitation, the failure of Maker to pay the Debt in full on the Maturity Date, Payee shall be entitled to receive and Maker shall pay interest on the entire unpaid principal sum, effective from the date of Maker’s initial default with respect to such Event of Default without allowance for any applicable notice and/or grace period, at a rate (the “Default Rate”) equal to seven percent (7%) above the Applicable Interest Rate, but in no event to exceed the highest rate permitted under the laws of the jurisdiction where the property secured by the Mortgage is situated. Notwithstanding the provisions of any statute or regulation to the contrary, the Default Rate shall apply to all sums evidenced hereby upon, during and after an Event of Default as provided herein, and also after entry of a judgment or judgments against Maker (whether in a mortgage foreclosure action or otherwise), and whether or not any event described in Paragraph 3.12 of the Loan Agreement hereof has occurred. This charge shall be added to the Debt, and shall be deemed secured by the Mortgage. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy available to Payee by reason of the occurrence of any Event of Default.

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5.                                      Late Charge. If any monthly principal and interest payment payable under this Note is not paid in full within five (5) days of the date on which it is due, Maker shall pay to Payee an amount equal to the lesser of five percent (5%) of such unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Payee in handling and processing such delinquent payment and to compensate Payee for the loss of the use of such delinquent payment and such amount shall be secured by the Loan Documents.

6.                                      Security for Loan. This Note is secured by, among other things, the Mortgage and certain other Loan Documents as set forth in the Loan Agreement. The term “Mortgage” as used in this Note shall mean that certain Open-End Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof in the principal sum of the CT Loan given by Maker for the use and benefit of Payee covering certain premises located at 269 South Lambert Road, 12 Cascade Boulevard, 15 and 25 Executive Boulevard and 22 Marsh Hill Road in Orange, Connecticut, 950 Bridgeport Avenue in Milford, Connecticut and 470 Bridgeport Avenue in Shelton, Connecticut.

7.                                      Compliance with Law. It is expressly stipulated and agreed to be the intent of Maker and Payee at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Payee to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall control every other covenant and agreement in this Note, the Loan Agreement and the other Loan Documents. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note or any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Debt, or if Payee’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Maker results in Maker’s having paid any interest in excess of that permitted by applicable law, then it is Payee’s express intent that all excess amounts theretofore collected by Payee shall be credited on the principal balance of this Note and all other Debt and the provisions of this Note, and the other Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid to Payee for the use or forbearance of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Debt until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate from time to time in effect and applicable to the Debt for so long as the Debt is outstanding. Notwithstanding anything to the contrary contained herein, in the Loan Agreement, the Mortgage or in any of the other Loan Documents, it is not the intention of Payee to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

8.                                           Amendments. This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Maker or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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9.                                      Joint and Several Liability. If Maker consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

10.                               Construction. Whenever used, the singular number shall include the plural, the plural the singular, and the words “Payee” and “Maker” shall include their respective successors, assigns, heirs, executors and administrators.

11.                               Waivers. Maker and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest and non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof and no alteration, amendment or waiver of any provision of this Note, the Loan Agreement, the Mortgage or any other Loan Documents made by agreement between Payee and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Maker and any other who may become liable for the payment of all or any part of the Debt, under this Note, the Loan Agreement, the Mortgage or any other Loan Documents.

12.                               Authority. Maker (and the undersigned representative of Maker, if any) represents that Maker has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note, the Loan Agreement, the Mortgage and the other Loan Documents and that this Note, the Loan Agreement, the Mortgage and the other Loan Documents constitute valid and binding obligations of Maker.

13.                               Time. Time is of the essence of this Note.

14.                               Replacement Note. In the event of the loss, theft or destruction of this Note, upon Maker’s receipt of a reasonably satisfactory indemnification agreement executed in favor of Maker by Payee or in the event of the mutilation of this Note, upon the surrender of the mutilated Note by Payee to Maker, Maker shall execute and deliver to Payee a new mortgage note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

15.                               Notice. All notices required to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

16.                               Costs and Expenses. Maker shall pay all expenses and costs, including fees and out-of-pocket expenses of attorneys and expert witnesses and costs of investigation incurred by Payee as a result of any Event of Default or in connection with efforts to collect any amount due under this Note or to enforce the provisions of any of the Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

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17.                               Forbearance. Any forbearance by Payee in exercising any right or remedy under this Note, the Loan Agreement, the Mortgage or any other Loan Document or otherwise afforded by applicable law shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Payee of any payment after the due date of such payment or in an amount which is less than the required payment shall not be a waiver of Payee’s right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Payee of any security for Maker’s obligations under this Note shall not constitute an election by Payee of remedies so as to preclude the exercise of any other right or remedy available to Payee.

18.                               Section Headings. The Section headings inserted in this Note have been included for convenience only and are not intended and shall not be construed to limit or define in any way the substance of any section contained herein.

19.                               Limitation on Liability. Notwithstanding anything to the contrary contained herein, but subject to the obligations of Section 6.6 of the Loan Agreement, any claim based on or in respect of any liability of Maker under this Note, the Loan Agreement, the Mortgage or any other Loan Document shall be enforced only against the Mortgaged Property (as such term is defined in the Mortgage) and any other collateral now or hereafter given to secure this Note and not against any other assets, properties or funds of Maker; provided, however, that the liability of Maker for loss, costs or damage arising out of the matters described in the subsections below (collectively, “Non-Recourse Carveout Obligations”) shall not be limited solely to the Mortgaged Property and other collateral now or hereafter given to secure this Note but shall include all of the assets, properties and funds of Maker: (i) fraud, misrepresentation and waste; (ii) any rents, issues or profits collected more than one (1) month in advance of their due dates; (iii) any misapplication of rents, issues or profits, security deposits and any other payments from tenants or occupants (including, without limitation, lease termination fees), insurance proceeds, condemnation awards or other sums of a similar nature; (iv) liability under environmental covenants, conditions and indemnities contained in the Loan Agreement, including, without limitation, Section 3.9, the Mortgage and in any separate environmental indemnity agreements; (v) personalty or fixtures removed or allowed to be removed by or on behalf of Maker and not replaced by items of equal or greater value or functionality than the personalty or fixtures so removed; (vi) failure to pay taxes, assessments or ground rents prior to delinquency, or to pay charges for labor, materials or other charges which can create liens on any portion of the Mortgaged Property before such charges become a lien on such Mortgaged Property or any portion thereof and any sums expended by Payee in the performance of or compliance with the obligations of Maker under the Loan Documents, including, without limitation, sums expended to pay taxes or assessments or hazard insurance premiums or bills for utilities or other services or products for the benefit of the Mortgaged Property; (vii) the unauthorized sale, conveyance or transfer of title to the Mortgaged Property or encumbrance of the Mortgaged Property; (viii) the failure of Maker to maintain its status as a single purpose, bankruptcy-remote entity pursuant to its organizational documents and the Loan Documents; (ix) a violation of the provisions of Section 3.7(h) of the Loan Agreement; (x) the filing of any action to partition the Mortgaged Property or any Individual Property (as defined in the Loan Agreement) or the occurrence of any such partition or any sale pursuant to any such action; (xi) the transfer of any TIC (as defined in the Loan Agreement) interests in any of the Mortgaged Property or any Individual Property, or any direct or indirect interests in the holder of any such TIC interest, other than as expressly permitted under Section 3.4(h) of the Loan Agreement; (xii) the termination, cancellation or non-renewal of an Approved Manager (as defined in the Loan Agreement) or any other failure of an Approved Manager to serve as manager of any Permitted TIC (as defined in the Loan Agreement); (xiii) the failure of any Approved Manager to meet the Management Requirements (as defined in the Loan Agreement); and (xiv) attorney’s fees, court costs and other expenses incurred by Payee in connection with enforcement of its remedies under the Loan Documents, including, but not limited to, in connection with any bankruptcy proceeding or reorganization brought by or against Maker or any Principal (as defined in the Loan Agreement) of Maker.

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Nothing herein shall be deemed (w) to be a waiver of any right which Payee may have under any bankruptcy law of the United States or the state where the Mortgaged Property is located including, but not limited to, Section 506(a), 506(b), 1111(b) or any other provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Mortgage or to require that all collateral securing the indebtedness secured hereby shall continue to secure all of the indebtedness owing to Payee in accordance with this Note, the Loan Agreement, the Mortgage and the other Loan Documents; (x) to impair the validity of the indebtedness secured by the Mortgage; (y) to impair the right of Payee as mortgagee or secured party to commence an action to foreclose any lien or security interest; or (z) to modify, diminish or discharge the liability of any guarantor under any guaranty or of any indemnitor under any indemnity agreement.

20.                               Book Entry. Maker agrees to perform and comply with each of the covenants, conditions, provisions, and agreements of Maker contained in this Note, the Loan Agreement, the Mortgage and each of the Loan Documents. Maker agrees that the obligation evidenced by this Note shall be payable in accordance with its terms without offset, counterclaim, demand, withholding or deduction.

Maker hereby appoints Payee as its agent for the purpose of maintaining a registration book in which the ownership of the Note shall be recorded. In addition to any provisions set forth in the Loan Documents, this Note may be sold, transferred or assigned only upon notification by the holder to John Hancock at the address indicated below that a sale, transfer or assignment of the Note has been duly executed by the holder.

Notice of any sale, transfer or assignment of this Note is to be provided to:

John Hancock Life Insurance Company
c/o Book Entry Agent

Real Estate Finance Group

197 Clarendon Street

Boston, Massachusetts 02116

Attention: Arthur J. Francis

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21.                               Special State Provisions.

(a)                                 MAKER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT THE LOAN EVIDENCED BY THIS NOTE IS FOR COMMERCIAL PURPOSES. MAKER FURTHER ACKNOWLEDGES, REPRESENTS AND WARRANTS THAT IT IS ENGAGED EXCLUSIVELY IN COMMERCIAL PURSUITS AND THAT THE PROCEEDS OF THIS NOTE ARE TO BE UTILIZED IN THE BUSINESS ACTIVITIES OF MAKER AND WILL NOT BE UTILIZED FOR CONSUMER PURPOSES.

(b)                                 IN CONNECTION WITH ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, OR THE OTHER DOCUMENTS OR TRANSACTIONS EVIDENCED HEREBY OR THEREBY, (I) MAKER WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903(A) OF THE CONNECTICUT GENERAL STATUTES, AS NOW OR HEREAFTER AMENDED, OR ANY SUCCESSOR ACT THERETO, AND AUTHORIZES THE ATTORNEY OF PAYEE TO ISSUE A WRIT FOR THE PREJUDGMENT REMEDY WITHOUT COURT ORDER, AND (II) MAKER WAIVES TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT NO SUCH ACTION WITH RESPECT TO WHICH A JURY TRIAL HAS BEEN WAIVED SHALL BE SOUGHT TO BE CONSOLIDATED WITH ANY OTHER ACTION WITH RESPECT TO WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

This Note shall be governed and construed in accordance with the laws of the State of Connecticut and the applicable laws of the United States of America.

[Remainder of page intentionally left blank; signature page to follow.]

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IN WITNESS WHEREOF, Maker has duly executed and delivered this Note under seal the day and year first above written.

MAKER:

WU/LH 470 BRIDGEPORT L.L.C.				WU/LH 950 BRIDGEPORT L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 12 CASCADE L.L.C.				WU/LH 15 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 22 MARSH HILL L.L.C.				WU/LH 25 EXECUTIVE L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]

WU/LH 269 LAMBERT L.L.C.				WU/LH 103 FAIRVIEW PARK L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 412 FAIRVIEW PARK L.L.C.				WU/LH 401 FIELDCREST L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 404 FIELDCREST L.L.C.				WU/LH 36 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 100-110 MIDLAND L.L.C.				WU/LH 112 MIDLAND L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]

WU/LH 199 RIDGEWOOD L.L.C.				WU/LH 203 RIDGEWOOD L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 8 SLATER L.L.C.				WU/LH 100 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 200 AMERICAN L.L.C.				WU/LH 300 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

WU/LH 400 AMERICAN L.L.C.				WU/LH 500 AMERICAN L.L.C.

By:	Lighthouse 100 William Operating LLC,			By:	Lighthouse 100 William Operating LLC,
	a New York limited liability company,				a New York limited liability company,
	Its Sole Manager				Its Sole Manager

	By:	/s/ Louis Sheinker			By:	/s/ Louis Sheinker
		Name:	Louis Sheinker			Name:	Louis Sheinker
		Title:	Manager			Title:	Manager

[Signature Page to Mortgage Note C-CT]